Exhibit 4.1

[FORM OF OFFICERS’ CERTIFICATE]

COMCAST CORPORATION

Officers’ Certificate

October 5, 2018

Pursuant to Section 2.03 of the Indenture dated as of September 18, 2013, by and among Comcast Corporation (the “Company”), the guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of November 17, 2015 (as amended, the “Indenture”), by and among the Company, the guarantors named therein and the Trustee, and guaranteed on an unsecured and unsubordinated basis by Comcast Cable Communications, LLC and NBCUniversal Media, LLC, the undersigned officers of the Company do hereby certify, in connection with the issuance of the Company’s $1,250,000,000 aggregate principal amount of Floating Rate Notes Due 2020, $1,000,000,000 aggregate principal amount of Floating Rate Notes Due 2021 and $500,000,000 aggregate principal amount of Floating Rate Notes Due 2024 (collectively, the “Floating Rate Notes”) and $1,750,000,000 aggregate principal amount of 3.300% Notes Due 2020, $2,000,000,000 aggregate principal amount of 3.450% Notes Due 2021, $2,500,000,000 aggregate principal amount of 3.700% Notes Due 2024, $3,000,000,000 aggregate principal amount of 3.950% Notes Due 2025, $4,000,000,000 aggregate principal amount of 4.150% Notes Due 2028, $1,500,000,000 aggregate principal amount of 4.250% Notes Due 2030, $3,000,000,000 aggregate principal amount of 4.600% Notes Due 2038, $4,000,000,000 aggregate principal amount of 4.700% Notes Due 2048 and $2,500,000,000 aggregate principal amount of 4.950% Notes Due 2058, (collectively, the “Fixed Rate Notes”), that the terms of the Floating Rate Notes and the Fixed Rate Notes are as follows:

Floating Rate Notes Due 2020

Title:	Floating Rate Notes Due 2020

Aggregate Principal Amount at Maturity:	$1,250,000,000

Principal Payment Date:	October 1, 2020

Interest:

Interest will accrue for each quarterly interest period at a rate equal to three-month LIBOR plus 0.330%. The interest rate for the initial interest period from and including October 5, 2018 to, but excluding January 1, 2019, is 2.73825%.

Redemption:	None.

Additional Issuances:	The Floating Rate Notes need not be issued at the same time and the series may be reopened for issuance of an unlimited principal amount of additional Floating Rate Notes Due 2020 under this series. Additional Floating Rate Notes Due 2020 of this series may be consolidated with, and form a single series with, the Floating Rate Notes Due 2020 then outstanding, including for purposes of determining whether the required percentage of the holders of record has given approval or consent to an amendment or waiver or joined in directing the Trustee to take certain actions on behalf of all holders; provided that if such additional Floating Rate Notes are not fungible with the Floating Rate Notes Due 2020 then outstanding for U.S. federal income tax purposes, such additional Floating Rate Notes will have one or more separate CUSIP numbers.

Conversion:	None

Sinking Fund:	None

Miscellaneous:	The terms of the Floating Rate Notes due 2020 shall include such other terms as are set forth in the Form of Floating Rate Notes due 2020 attached hereto as Exhibit A-1.

Floating Rate Notes Due 2021

Title:	Floating Rate Notes Due 2021

Aggregate Principal Amount at Maturity:	$1,000,000,000

Principal Payment Date:	October 1, 2021

Interest:

Interest will accrue for each quarterly interest period at a rate equal to three-month LIBOR plus 0.440%. The interest rate for the initial interest period from and including October 5, 2018 to, but excluding January 1, 2019, is 2.84825%.

Redemption:	None.

Additional Issuances:	The Floating Rate Notes Due 2021 need not be issued at the same time and the series may be reopened for issuance of an unlimited principal amount of additional Floating Rate Notes Due 2021 under this series. Additional Floating Rate Notes Due 2021 of this series may be consolidated with, and form a single series with, the Floating Rate Notes Due 2021 then outstanding, including for purposes of determining whether the required percentage of the holders of record has given approval or consent to an amendment or waiver or joined in directing the Trustee to take certain actions on behalf of all holders; provided that if such additional Floating Rate Notes are not fungible with the Floating Rate Notes Due 2021 then outstanding for U.S. federal income tax purposes, such additional Floating Rate Notes will have one or more separate CUSIP numbers.

Conversion:	None

Sinking Fund:	None

Miscellaneous:	The terms of the Floating Rate Notes Due 2021 shall include such other terms as are set forth in the Form of Floating Rate Notes Due 2021 attached hereto as Exhibit A-2.

Floating Rate Notes Due 2024

Title:	Floating Rate Notes Due 2024

Aggregate Principal Amount at Maturity:	$500,000,000

Principal Payment Date:	April 15, 2024

Interest:

Interest will accrue for each quarterly interest period at a rate equal to three-month LIBOR plus 0.630%. The interest rate for the initial interest period from and including October 5, 2018 to, but excluding January 15, 2019, is 3.03825%.

Redemption:	None.

Additional Issuances:	The Floating Rate Notes Due 2024 need not be issued at the same time and the series may be reopened for issuance of an unlimited principal amount of additional Floating Rate Notes Due 2024 under this series. Additional Floating Rate Notes Due 2024 of this series may be consolidated with, and form a single series with, the Floating Rate

Notes Due 2024 then outstanding, including for purposes of determining whether the required percentage of the holders of record has given approval or consent to an amendment or waiver or joined in directing the Trustee to take certain actions on behalf of all holders; provided that if such additional Floating Rate Notes are not fungible with the Floating Rate Notes Due 2024 then outstanding for U.S. federal income tax purposes, such additional Floating Rate Notes will have one or more separate CUSIP numbers.

Conversion:	None

Sinking Fund:	None

Miscellaneous:	The terms of the Floating Rate Notes Due 2024 shall include such other terms as are set forth in the Form of Floating Rate Notes Due 2024 attached hereto as Exhibit A-3.

3.300% Notes Due 2020

Title:	3.300% Notes Due 2020

Aggregate Principal Amount at Maturity:	$1,750,000,000

Principal Payment Date:	October 1, 2020

Interest:	3.300%

Redemption:

The Company may at its option redeem the Notes Due 2020 in whole or in part, at any time or from time to time prior to their maturity, on at least 15 days, but not more than 30 days, prior notice delivered electronically or mailed to the registered address of each holder of the Notes Due 2020, at the “Redemption Price.” The Company will calculate the Redemption Price in connection with any redemption hereunder. The Redemption Price is the greater of (i) 100% of the principal amount of the Notes Due 2020, and (ii) the sum of the present values of the principal amount of such notes and the scheduled payments of interest thereon (exclusive of interest accrued to the date of redemption) from the redemption date to October 1, 2020, in each case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury

Rate (as defined in the Notes Due 2020) plus 10 basis points. In each case described in this paragraph, the Redemption Price will include accrued and unpaid interest thereon to the date of redemption, and in each case described in this paragraph, subject to the further description in the Prospectus Supplement dated October 2, 2018.

Additional Issuances:	The Notes Due 2020 need not be issued at the same time and the series may be reopened for issuance of an unlimited principal amount of additional Notes Due 2020 under this series. Additional Notes Due 2020 of this series may be consolidated with, and form a single series with, Notes Due 2020 then outstanding, including for purposes of determining whether the required percentage of the holders of record has given approval or consent to an amendment or waiver or joined in directing the Trustee to take certain actions on behalf of all holders; provided that if such additional Notes Due 2020 are not fungible with the Notes Due 2020 then outstanding for U.S. federal income tax purposes, such additional Notes Due 2020 will have one or more separate CUSIP numbers.

Conversion:	None

Sinking Fund:	None

Miscellaneous:	The terms of the Notes Due 2020 shall include such other terms as are set forth in the Form of Note Due 2020 attached hereto as Exhibit B-1.

3.450% Notes Due 2021

Title:	3.450% Notes Due 2021

Aggregate Principal Amount at Maturity:	$2,000,000,000

Principal Payment Date:	October 1, 2021

Interest:	3.450%

Redemption:

The Company may at its option redeem the Notes Due 2021 in whole or in part, at any time or from time to time prior to their maturity, on at least 15 days, but not more than 30 days, prior notice delivered electronically or mailed to the registered address of each holder of the Notes Due 2021, at the “Redemption Price.” The Company will calculate the Redemption Price in connection with any redemption hereunder. The Redemption Price is the greater of (i) 100% of the principal amount of the Notes Due 2021, and (ii) the sum of the present values of the principal amount of such notes and the scheduled payments of interest thereon (exclusive of interest accrued to the date of redemption) from the redemption date to October 1, 2021, in each case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Notes Due 2021) plus 10 basis points. In each case described in this paragraph, the Redemption Price will include accrued and unpaid interest thereon to the date of redemption, and in each case described in this paragraph, subject to the further description in the Prospectus Supplement dated October 2, 2018.

Additional Issuances:	The Notes Due 2021 need not be issued at the same time and the series may be reopened for issuance of an unlimited principal amount of additional Notes Due 2021 under this series. Additional Notes Due 2021 of this series may be consolidated with, and form a single series with, Notes Due 2021 then outstanding, including for purposes of determining whether the required percentage of the holders of record has given approval or consent to an amendment or waiver or joined in directing the Trustee to take certain actions on behalf of all holders; provided that if such additional Notes Due 2021 are not fungible with the Notes Due 2021 then outstanding for U.S. federal income tax purposes, such additional Notes due 2021 will have one or more separate CUSIP numbers.

Conversion:	None

Sinking Fund:	None

Miscellaneous:	The terms of the Notes Due 2021 shall include such other terms as are set forth in the Form of Note Due 2021 attached hereto as Exhibit B-2.

3.700% Notes Due 2024

Title:	3.700% Notes Due 2024

Aggregate Principal Amount at Maturity:	$2,500,000,000

Principal Payment Date:	April 15, 2024

Interest:	3.700%

Redemption:

The Company may at its option redeem the Notes Due 2024 in whole or in part, at any time or from time to time prior to their maturity, on at least 15 days, but not more than 30 days, prior notice delivered electronically or mailed to the registered address of each holder of the Notes Due 2024, at the “Redemption Price.” The Company will calculate the Redemption Price in connection with any redemption hereunder. Prior to March 15, 2024 (one month prior to the maturity of the Notes Due 2024) (the “2024 Par Call Date”), the Redemption Price is the greater of (i) 100% of the principal amount of the Notes Due 2024, and (ii) the sum of the present values of the principal amount of such notes and the scheduled payments of interest thereon (exclusive of interest accrued to the date of redemption) from the redemption date to the 2024 Par Call Date, in each case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Notes due 2024) plus 15 basis points. On and after the 2024 Par Call Date, the Redemption Price will equal 100% of the principal amount of such notes. In each case described in this paragraph, the Redemption Price will include accrued and unpaid interest thereon to the date of redemption, and in each case described in this paragraph, subject to the further description in the Prospectus Supplement dated October 2, 2018.

Additional Issuances:	The Notes Due 2024 need not be issued at the same time and the series may be reopened for issuance of an unlimited principal amount of additional Notes Due 2024 under this series. Additional Notes Due 2024 of this series may be consolidated with, and form a single series with, Notes Due 2024 then outstanding, including for purposes of determining whether the required percentage of the holders of record has given approval or consent to an amendment or waiver or joined in directing the

Trustee to take certain actions on behalf of all holders; provided that if such additional Notes Due 2024 are not fungible with the Notes Due 2024 then outstanding for U.S. federal income tax purposes, such additional Notes Due 2024 will have one or more separate CUSIP numbers.

Conversion:	None

Sinking Fund:	None

Miscellaneous:	The terms of the Notes Due 2024 shall include such other terms as are set forth in the Form of Note Due 2024 attached hereto as Exhibit B-3.

3.950% Notes Due 2025

Title:	3.950% Notes Due 2025

Aggregate Principal Amount at Maturity:	$3,000,000,000

Principal Payment Date:	October 15, 2025

Interest:	3.950%

Redemption:	The Company may at its option redeem the Notes Due 2025 in whole or in part, at any time or from time to time prior to their maturity, on at least 15 days, but not more than 30 days, prior notice delivered electronically or mailed to the registered address of each holder of the Notes Due 2025, at the “Redemption Price.” The Company will calculate the Redemption Price in connection with any redemption hereunder. Prior to August 15, 2015 (two months prior to the maturity of the Notes Due 2025) (the “2025 Par Call Date”), the Redemption Price is the greater of (i) 100% of the principal amount of the Notes Due 2025, and (ii) the sum of the present values of the principal amount of such notes and the scheduled payments of interest thereon (exclusive of interest accrued to the date of redemption) from the redemption date to the 2025 Par Call Date, in each case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Notes due 2025) plus 15 basis points. On and after the 2025 Par Call Date, the Redemption Price will equal 100% of the principal amount of such notes.

In each case described in this paragraph, the Redemption Price will include accrued and unpaid interest thereon to the date of redemption, and in each case described in this paragraph, subject to the further description in the Prospectus Supplement dated October 2, 2018.

Additional Issuances:	The Notes Due 2025 need not be issued at the same time and the series may be reopened for issuance of an unlimited principal amount of additional Notes Due 2025 under this series. Additional Notes Due 2025 of this series may be consolidated with, and form a single series with, Notes Due 2025 then outstanding, including for purposes of determining whether the required percentage of the holders of record has given approval or consent to an amendment or waiver or joined in directing the Trustee to take certain actions on behalf of all holders; provided that if such additional Notes Due 2025 are not fungible with the Notes Due 2025 then outstanding for U.S. federal income tax purposes, such additional Notes Due 2025 will have one or more separate CUSIP numbers.

Conversion:	None

Sinking Fund:	None

Miscellaneous:	The terms of the Notes Due 2025 shall include such other terms as are set forth in the Form of Note Due 2025 attached hereto as Exhibit B-4.

4.150% Notes Due 2028

Title:	4.150% Notes Due 2028

Aggregate Principal Amount at Maturity:	$4,000,000,000

Principal Payment Date:	October 15, 2028

Interest:	4.150%

Redemption:

The Company may at its option redeem the Notes Due 2028 in whole or in part, at any time or from time to time prior to their maturity, on at least 15 days, but not more than 30 days, prior notice delivered electronically or mailed to the registered address of each holder of the Notes Due 2028, at the “Redemption Price.” The Company will calculate the Redemption Price in connection with any redemption hereunder. Prior to July 15, 2028 (three months prior to the maturity of the Notes Due 2028) (the “2028 Par Call Date”), the Redemption Price is the greater of (i) 100% of the principal amount of the Notes Due 2028, and (ii) the sum of the present values of the principal amount of such notes and the scheduled payments of interest thereon (exclusive of interest accrued to the date of redemption) from the redemption date to the 2028 Par Call Date, in each case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Notes Due 2028) plus 20 basis points. On and after the 2028 Par Call Date, the Redemption Price will equal 100% of the principal amount of such notes. In each case described in this paragraph, the Redemption Price will include accrued and unpaid interest thereon to the date of redemption, and in each case described in this paragraph, subject to the further description in the Prospectus Supplement dated October 2, 2018.

Additional Issuances:	The Notes Due 2028 need not be issued at the same time and the series may be reopened for issuance of an unlimited principal amount of additional Notes Due 2028 under this series. Additional Notes Due 2028 of this series may be consolidated with, and form a single series with, Notes Due 2028 then outstanding, including for purposes of determining whether the required percentage of the holders of record has given approval or consent to an amendment or waiver or joined in directing the Trustee to take certain actions on behalf of all holders; provided that if such additional Notes Due 2028 are not fungible with the Notes Due 2028 then outstanding for U.S. federal income tax purposes, such additional Notes Due 2028 will have one or more separate CUSIP numbers.

Conversion:	None

Sinking Fund:	None

Miscellaneous:	The terms of the Notes Due 2028 shall include such other terms as are set forth in the Form of Note Due 2028 attached hereto as Exhibit B-5.

4.250% Notes Due 2030

Title:	4.250% Notes Due 2030

Aggregate Principal Amount at Maturity:	$1,500,000,000

Principal Payment Date:	October 15, 2030

Interest:	4.250%

Redemption:

The Company may at its option redeem the Notes Due 2030 in whole or in part, at any time or from time to time prior to their maturity, on at least 15 days, but not more than 30 days, prior notice delivered electronically or mailed to the registered address of each holder of the Notes Due 2030, at the “Redemption Price.” The Company will calculate the Redemption Price in connection with any redemption hereunder. Prior to July 15, 2030 (three months prior to the maturity of the Notes due 2030) (the “2030 Par Call Date”), the Redemption Price is the greater of (i) 100% of the principal amount of the Notes Due 2030, and (ii) the sum of the present values of the principal amount of such notes and the scheduled payments of interest thereon (exclusive of interest accrued to the date of redemption) from the redemption date to the 2030 Par Call Date, in each case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Notes due 2030) plus 20 basis points. On and after the 2030 Par Call Date, the Redemption Price will equal 100% of the principal amount of such notes. In each case described in this paragraph, the Redemption Price will include accrued and unpaid interest thereon to the date of redemption, and in each case described in this paragraph, subject to the further description in the Prospectus Supplement dated October 2, 2018.

Additional Issuances:	The Notes Due 2030 need not be issued at the same time and the series may be reopened for issuance of an unlimited principal amount of additional Notes Due 2030 under this series. Additional Notes Due 2030 of this series may be consolidated with, and form a single series with, Notes Due 2030 then outstanding, including for purposes of determining whether the required percentage of the holders of record has given approval or consent to an amendment or waiver or joined in directing the Trustee to take certain actions on behalf of all holders; provided that if such additional Notes Due 2030 are not fungible with the Notes Due 2030 then outstanding for U.S. federal income tax purposes, such additional Notes Due 2030 will have one or more separate CUSIP numbers.

Conversion:	None

Sinking Fund:	None

Miscellaneous:	The terms of the Notes Due 2030 shall include such other terms as are set forth in the Form of Note Due 2030 attached hereto as Exhibit B-6.

4.600% Notes Due 2038

Title:	4.600% Notes Due 2038

Aggregate Principal Amount at Maturity:	$3,000,000,000

Principal Payment Date:	October 15, 2038

Interest:	4.600%

Redemption:

The Company may at its option redeem the Notes Due 2038 in whole or in part, at any time or from time to time prior to their maturity, on at least 15 days, but not more than 30 days, prior notice delivered electronically or mailed to the registered address of each holder of the Notes Due 2038, at the “Redemption Price.” The Company will calculate the Redemption Price in connection with any redemption hereunder. Prior to April 15, 2038 (six months prior to the maturity of the Notes due 2038) (the “2038 Par Call Date”), the Redemption Price is the greater of (i) 100% of the principal amount of the Notes due 2038, and (ii) the sum of the present values of the principal amount of such notes and the scheduled payments of interest thereon (exclusive of interest accrued to the date of redemption) from the redemption date to the 2038 Par Call Date, in each case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Notes due 2038) plus 25 basis points. On and after the 2038 Par Call Date, the Redemption Price will equal 100% of the principal amount of such notes. In each case described in this paragraph, the Redemption Price will include accrued and unpaid interest thereon to the date of redemption, and in each case described in this paragraph, subject to the further description in the Prospectus Supplement dated October 2, 2018.

Additional Issuances:	The Notes Due 2038 need not be issued at the same time and the series may be reopened for issuance of an unlimited principal amount of additional Notes Due 2038 under this series. Additional Notes Due 2038 of this series may be consolidated with, and form a single series with, Notes Due 2038 then outstanding, including for purposes of determining whether the required percentage of the holders of record has given approval or consent to an amendment or waiver or joined in directing the Trustee to take certain actions on behalf of all holders; provided that if such additional Notes Due 2038 are not fungible with the Notes Due 2038 then outstanding for U.S. federal income tax purposes, such additional Notes due 2038 will have one or more separate CUSIP numbers.

Conversion:	None

Sinking Fund:	None

Miscellaneous:	The terms of the Notes Due 2038 shall include such other terms as are set forth in the Form of Note Due 2038 attached hereto as Exhibit B-7.

4.700% Notes Due 2048

Title:	4.700% Notes Due 2048

Aggregate Principal Amount at Maturity:	$4,000,000,000

Principal Payment Date:	October 15, 2048

Interest:	4.700%

Redemption:

The Company may at its option redeem the Notes Due 2048 in whole or in part, at any time or from time to time prior to their maturity, on at least 15 days, but not more than 30 days, prior notice delivered electronically or mailed to the registered address of each holder of the Notes Due 2048, at the “Redemption Price.” The Company will calculate the Redemption Price in connection with any redemption hereunder. Prior to April 15, 2048 (six months prior to the maturity of the Notes due 2048) (the “2048 Par Call Date”), the Redemption Price is the greater of (i) 100% of the principal amount of the Notes Due 2048, and (ii) the sum of the present values of the principal amount of such notes and the scheduled payments of interest thereon (exclusive of interest accrued to the date of redemption) from the redemption date to the 2048 Par Call Date, in each case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Notes due 2048) plus 25 basis points. On and after the 2048 Par Call Date, the Redemption Price will equal 100% of the principal amount of such notes. In each case described in this paragraph, the Redemption Price will include accrued and unpaid interest thereon to the date of redemption, and in each case described in this paragraph, subject to the further description in the Prospectus Supplement dated October 2, 2018.

Additional Issuances:	The Notes Due 2048 need not be issued at the same time and the series may be reopened for issuance of an unlimited principal amount of additional Notes Due 2048 under this series. Additional Notes Due 2048 of this series may be consolidated with, and form a single series with, Notes Due 2048 then outstanding, including for purposes of determining whether the required percentage of the holders of record has given approval or consent to an amendment or waiver or joined in directing the Trustee to take certain actions on behalf of all holders; provided that if such additional Notes Due 2048 are not fungible with the Notes Due 2048 then outstanding for U.S. federal income tax purposes, such additional Notes Due 2048 will have one or more separate CUSIP numbers.

Conversion:	None

Sinking Fund:	None

Miscellaneous:	The terms of the Notes Due 2048 shall include such other terms as are set forth in the Form of Note Due 2048 attached hereto as Exhibit B-8.

4.950% Notes Due 2058

Title:	4.950% Notes Due 2058

Aggregate Principal Amount at Maturity:	$2,500,000,000

Principal Payment Date:	October 15, 2058

Interest:	4.950%

Redemption:

The Company may at its option redeem the Notes Due 2058 in whole or in part, at any time or from time to time prior to their maturity, on at least 15 days, but not more than 30 days, prior notice delivered electronically or mailed to the registered address of each holder of the Notes Due 2058, at the “Redemption Price.” The Company will calculate the Redemption Price in connection with any redemption hereunder. Prior to April 15, 2058 (six months prior to the maturity of the Notes Due 2058) (the “2058 Par Call Date”), the Redemption Price is the greater of (i) 100% of the principal amount of the Notes Due 2058, and (ii) the sum of the present values of the principal amount of such notes and the scheduled payments of interest thereon (exclusive of interest accrued to the date of redemption) from the redemption date to the 2058 Par Call Date, in each case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Notes due 2058) plus 30 basis points. On and after the 2058 Par Call Date, the Redemption Price will equal 100% of the principal amount of such notes. In each case described in this paragraph, the Redemption Price will include accrued and unpaid interest thereon to the date of redemption, and in each case described in this paragraph, subject to the further description in the Prospectus Supplement dated October 2, 2018.

Additional Issuances:	The Notes Due 2058 need not be issued at the same time and the series may be reopened for issuance of an unlimited principal amount of additional Notes Due 2058 under this series. Additional Notes Due 2058 of this series may be consolidated with, and form a single series with, Notes Due 2058 then outstanding, including for purposes of determining whether the required percentage of the holders of record has given approval or consent to an amendment or waiver or joined in directing the Trustee to take certain actions on behalf of all holders; provided that if such additional Notes due 2058 are not fungible with the Notes Due 2058 then outstanding for U.S. federal income tax purposes, such additional Notes Due 2058 will have one or more separate CUSIP numbers.

Conversion:	None

Sinking Fund:	None

Miscellaneous:	The terms of the Notes Due 2058 shall include such other terms as are set forth in the Form of Note Due 2058 attached hereto as Exhibit B-9.

Each such officer has read and understands the provisions of the Indenture and the definitions relating thereto. The statements made in this Officers’ Certificate are based upon the examination of the provisions of the Indenture and upon the relevant books and records of the Company. In such officer’s opinion, he has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not the covenants and conditions of such Indenture relating to the issuance and authentication of the Notes have been complied with. In such officer’s opinion, such covenants and conditions have been complied with.

IN WITNESS WHEREOF, the undersigned officers of the Company have duly executed this certificate as of the date first set forth above.

By:
	Name:	William E. Dordelman
	Title:	Senior Vice President and Treasurer

By:
	Name:	Arthur R. Block
	Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Officers’ Certificate Pursuant to the Indenture]

EXHIBIT A-1

[FORM OF FLOATING RATE NOTE DUE 2020]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

COMCAST CORPORATION

Floating Rate Note Due 2020

No. [ ]	CUSIP No.: 20030N CV1

ISIN No.: US20030NCV10

$[             ]

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”, which term includes any successor corporation), for value received promises to pay to CEDE & CO. or registered assigns, the principal sum of $[                   ] ([                   ] Million Dollars) on October 1, 2020 (the “Maturity Date”).

Interest Payment Dates: January 1, April 1, July 1 and October 1 (each, an “Interest Payment Date”), commencing on January 1, 2019.

Interest Record Dates: December 15, March 15, June 15 and September 15 (each, an “Interest Record Date”).

If the Maturity Date is not a Business Day (defined below), the payment due on such day shall be made on the next succeeding Business Day with the same force and effect as if made on the due date and no additional interest shall accrue for the period from and after the Maturity Date to such next succeeding Business Day. If an Interest Payment Date, other than the Maturity Date, is not a Business Day, the interest payment due on such day shall be made on the next succeeding Business Day, except that if such succeeding Business Day is in the next succeeding calendar month, the interest payment due on such day shall be made on the immediately preceding Business Day. “Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close, provided that such day is also a London Banking Day. “London Banking Day” means any day on which dealings in United States dollars are transacted in the London interbank market.

Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

[Signature Page to Floating Rate Note Due 2020]

IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officer under its corporate seal.

COMCAST CORPORATION

By:
	Name:	William E. Dordelman
	Title:	Senior Vice President and Treasurer

Attest:

By:
	Name:	Arthur R. Block
	Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Floating Rate Note Due 2020]

This is one of the series designated herein and referred to in the within-mentioned Indenture.

Dated: October 5, 2018

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Signature Page to Floating Rate Note Due 2020]

(REVERSE OF SECURITY)

COMCAST CORPORATION

Floating Rate Note Due 2020

1.	Interest.

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”), promises to pay interest on the principal amount of this Security at the rate per annum equal to LIBOR (defined below), as determined on the applicable Interest Determination Date (defined below) by the Calculation Agent (defined below), plus 0.330%. The interest rate per annum will be reset quarterly effective the first day of each Interest Period (defined below) (the date on which each such reset occurs, an “Interest Reset Date”). The interest rate will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. Additionally, the interest rate on the Securities will in no event be lower than zero.

The amount of interest for each day the Securities are outstanding (the “Daily Interest Amount”) will be calculated by dividing the interest rate in effect for that day by 360 and multiplying the result by the principal amount of the Securities. The amount of interest to be paid on the Securities for each Interest Period will be calculated by adding the Daily Interest Amounts for each day in the Interest Period.

Except as described below for the first Interest Period, on each Interest Payment Date, interest will be paid for the period commencing on and including the immediately preceding Interest Payment Date and ending on and including the next day preceding that Interest Payment Date. This period is referred to as an “Interest Period”. “Interest Determination Date” with respect to an Interest Period (other than the first Interest Period) will be the second Business Day preceding the first day of the Interest Period. The first Interest Period will begin on and include October 5, 2018 and will end on but exclude January 1, 2019. With respect to the first Interest Period, LIBOR shall be equal to 2.40825%.

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(i)                 With respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable Interest Period that appears on Bloomberg L.P.’s page “BBAM” (as defined below) as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears on Bloomberg L.P.’s page “BBAM”, the Calculation Agent will obtain such rate from Reuters Screen LIBOR01 Page (as defined below). In no rate appears on Bloomberg L.P.’s page “BBAM” or Reuters Screen LIBOR01 Page, then LIBOR, in respect of that Interest Determination Date, will be determined in accordance with the provisions described in (ii) and (iii) below.

(ii)               With respect to an Interest Determination Date on which no rate appears on Bloomberg L.P.’s page “BBAM” or Reuters Screen LIBOR01 Page, except as provided in clause (iii) below, as specified in (i) above, the Issuer will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Issuer, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic average of those quotations. If fewer than two quotations are provided, the Issuer will select three major banks in the City of New York and shall request each of them to provide to the Calculation Agent a quotation of the rate offered by them at approximately 11:00 a.m., in the City of New York, on the Interest Determination Date for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided; provided, however, that if the banks selected by the Issuer are not providing quotations in the manner described by this sentence, LIBOR will be the same as the rate determined for the immediately preceding Interest Reset Date.

(iii)             Notwithstanding clause (ii) above, if the Issuer determines that LIBOR has been permanently discontinued, the calculation agent will use, as directed by the Issuer, as a substitute for LIBOR and for each future Interest Determination Date, the Alternative Rate (as defined below). As part of such substitution, the Calculation Agent will, as directed by the Issuer, make such adjustments (“Adjustments”) to the Alternative Rate or the spread thereon, as well as the business day convention, Interest Determination Dates and related provisions and definitions, in each case that are consistent with accepted market practice for the use of such Alternative Rate for debt obligations such as the Securities; provided, however, that if the Issuer determines that there is no Alternative Rate that is consistent with accepted market practice regarding a substitute for LIBOR, the Issuer will appoint in its sole discretion an independent financial advisor (“IFA”) to determine the Alternative Rate and make any Adjustments thereon, and whose determinations will be binding on the Issuer, the Trustee and Holders of the Securities. If, however, the Issuer determines that LIBOR has been discontinued, but for any reason an Alternative Rate has not been determined, LIBOR will be equal to the rate on the rate of LIBOR for the current Interest Period.

“Alternative Rate” means the reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice.

“Bloomberg L.P.’s page “BBAM”” means the display designated as Bloomberg L.P.’s page “BBAM” (or such other page as may replace page BBAM on that service or any successor service for the purpose of displaying London interbank offered rates for United States dollar deposits of major banks).

2

“Reuters Screen LIBOR01 Page” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks).

All percentages resulting from these calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one half cent being rounded upwards).

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Method of Payment.

The Issuer shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to such Interest Record Date and prior to such Interest Payment Date. Holders must surrender Securities to The Bank of New York Mellon (the “Trustee”) to collect principal payments. The Issuer shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”). However, the payments of interest, and any portion of the principal (other than interest payable at maturity or on any repayment date or the final payment of principal) shall be made by the Paying Agent, upon receipt from the Issuer of immediately available funds by 11:00 a.m., New York City time (or such other time as may be agreed to between the Issuer and the Paying Agent or the Issuer), directly to a Holder (by Federal funds wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of principal surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the principal amount of the Securities surrendered.

3.	Paying Agent; Calculation Agent.

Initially, the Trustee will act as Paying Agent and Calculation Agent. The Issuer may change any Paying Agent or the Calculation Agent without notice to the Holders.

The Calculation Agent will, upon the request of the Holder of this Security, provide the interest rate then in effect with respect to the Securities.

All calculations made by the Calculation Agent for purposes of calculating interest on the Securities shall be conclusive and binding on the Holders, the Trustee and the Issuer, absent manifest error.

3

4.	Indenture.

The Issuer issued the Securities under an Indenture dated as of September 18, 2013, by and among the Issuer, the guarantors named therein and the Trustee, as amended by the First Supplemental Indenture dated as of November 17, 2015, by and among the Issuer, the guarantors named therein (the “Guarantors”) and the Trustee (as amended, the “Indenture”). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Security are inconsistent, the terms of the Indenture shall govern. This note is a “Security” and the notes are “Securities” under the Indenture.

5.	Guarantees.

Each Guarantor has irrevocably, fully and unconditionally guaranteed, jointly and severally, on an unsecured basis, the full and punctual payment (whether at maturity or otherwise) of the principal of and interest on, and all other amounts payable under, the Securities, and the full and punctual payment of all other amounts payable by the Issuer under the Indenture, subject to certain terms and conditions set forth in the Indenture.

6.	Denominations; Transfer; Exchange.

The Securities are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

7.	Persons Deemed Owners.

The registered Holder of a Security shall be treated as the owner of it for all purposes.

8.	Unclaimed Funds.

If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Issuer at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

4

9.	Legal Defeasance and Covenant Defeasance.

The Issuer and the Guarantors may be discharged from their respective obligations under the Securities and under the Indenture with respect to the Securities except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Securities and in the Indenture with respect to the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

10.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Securities and the provisions of the Indenture relating to the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with certain provisions may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security.

11.	Restrictive Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Issuer and the Guarantors to incur liens securing indebtedness, or to enter into sale and leaseback transactions, and of the Issuer to merge or sell all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Issuer must annually report to the Trustee on compliance with such limitations.

12.	Redemption.

The Issuer may not redeem the Securities prior to maturity.

13.	Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer or any of the Guarantors) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all of the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If a bankruptcy Event of Default with respect to the Issuer or any of the Guarantors occurs and is continuing, all the Securities shall be immediately due and payable immediately in the manner and with the effect provided in the Indenture without any notice or other action on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the

5

Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

14.	Trustee Dealings with Issuer.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuer as if it were not the Trustee.

15.	No Recourse Against Others.

No stockholder, director, officer, employee or incorporator, as such, of the Issuer, any Guarantor or any successor Person thereof shall have any liability for any obligation under the Securities, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16.	Authentication.

This Security shall not be valid until the Trustee manually signs the certificate of authentication on this Security.

17.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

19.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Security thereof.

6

ASSIGNMENT FORM

I or we assign and transfer this Security to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint_________________________________________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Dated:	Signed:
(Signed exactly as name appears on the other side of this Security)

Signature Guarantee:
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

7

EXHIBIT A-2

[FORM OF FLOATING RATE NOTE DUE 2021]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

COMCAST CORPORATION

Floating Rate Note Due 2021

No. [ ]	CUSIP No.: 20030N CW9

 ISIN No.: US20030NCW92

$[             ]

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”, which term includes any successor corporation), for value received promises to pay to CEDE & CO. or registered assigns, the principal sum of $[                   ] ([                   ] Million Dollars) on October 1, 2021 (the “Maturity Date”).

Interest Payment Dates: January 1, April 1, July 1 and October 1 (each, an “Interest Payment Date”), commencing on January 1, 2019.

Interest Record Dates: December 15, March 15, June 15 and September 15 (each, an “Interest Record Date”).

If the Maturity Date is not a Business Day (defined below), the payment due on such day shall be made on the next succeeding Business Day with the same force and effect as if made on the due date and no additional interest shall accrue for the period from and after the Maturity Date to such next succeeding Business Day. If an Interest Payment Date, other than the Maturity Date, is not a Business Day, the interest payment due on such day shall be made on the next succeeding Business Day, except that if such succeeding Business Day is in the next succeeding calendar month, the interest payment due on such day shall be made on the immediately preceding Business Day. “Business

Day” means any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close, provided that such day is also a London Banking Day. “London Banking Day” means any day on which dealings in United States dollars are transacted in the London interbank market.

Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

 2

IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officer under its corporate seal.

COMCAST CORPORATION

By:
	Name:	William E. Dordelman
	Title:	Senior Vice President and Treasurer

Attest:

By:
	Name:	Arthur R. Block
	Title:	Executive Vice President, General Counsel and Secretary

 3

This is one of the series designated herein and referred to in the within-mentioned Indenture.

Dated: October 5, 2018

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

 4

(REVERSE OF SECURITY)

COMCAST CORPORATION

Floating Rate Note Due 2021

1.	Interest.

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”), promises to pay interest on the principal amount of this Security at the rate per annum equal to LIBOR (defined below), as determined on the applicable Interest Determination Date (defined below) by the Calculation Agent (defined below), plus 0.440%. The interest rate per annum will be reset quarterly effective the first day of each Interest Period (defined below) (the date on which each such reset occurs, an “Interest Reset Date”). The interest rate will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. Additionally, the interest rate on the Securities will in no event be lower than zero.

The amount of interest for each day the Securities are outstanding (the “Daily Interest Amount”) will be calculated by dividing the interest rate in effect for that day by 360 and multiplying the result by the principal amount of the Securities. The amount of interest to be paid on the Securities for each Interest Period will be calculated by adding the Daily Interest Amounts for each day in the Interest Period.

Except as described below for the first Interest Period, on each Interest Payment Date, interest will be paid for the period commencing on and including the immediately preceding Interest Payment Date and ending on and including the next day preceding that Interest Payment Date. This period is referred to as an “Interest Period”. “Interest Determination Date” with respect to an Interest Period (other than the first Interest Period) will be the second Business Day preceding the first day of the Interest Period. The first Interest Period will begin on and include October 5, 2018 and will end on but exclude January 1, 2019. With respect to the first Interest Period, LIBOR shall be equal to 2.40825%.

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(i)                 With respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable Interest Period that appears on Bloomberg L.P.’s page “BBAM” (as defined below) as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears on Bloomberg L.P.’s page “BBAM”, the Calculation Agent will obtain such rate from Reuters Screen LIBOR01 Page (as defined below). In no rate appears on Bloomberg L.P.’s page “BBAM” or Reuters Screen LIBOR01 Page, then LIBOR, in respect of that Interest Determination Date, will be determined in accordance with the provisions described in (ii) and (iii) below.

 5

(ii)               With respect to an Interest Determination Date on which no rate appears on Bloomberg L.P.’s page “BBAM” or Reuters Screen LIBOR01 Page, except as provided in clause (iii) below, as specified in (i) above, the Issuer will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Issuer, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic average of those quotations. If fewer than two quotations are provided, the Issuer will select three major banks in the City of New York and shall request each of them to provide to the Calculation Agent a quotation of the rate offered by them at approximately 11:00 a.m., in the City of New York, on the Interest Determination Date for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided; provided, however, that if the banks selected by the Issuer are not providing quotations in the manner described by this sentence, LIBOR will be the same as the rate determined for the immediately preceding Interest Reset Date.

(iii)             Notwithstanding clause (ii) above, if the Issuer determines that LIBOR has been permanently discontinued, the calculation agent will use, as directed by the Issuer, as a substitute for LIBOR and for each future Interest Determination Date, the Alternative Rate (as defined below). As part of such substitution, the Calculation Agent will, as directed by the Issuer, make such adjustments (“Adjustments”) to the Alternative Rate or the spread thereon, as well as the business day convention, Interest Determination Dates and related provisions and definitions, in each case that are consistent with accepted market practice for the use of such Alternative Rate for debt obligations such as the Securities; provided, however, that if the Issuer determines that there is no Alternative Rate that is consistent with accepted market practice regarding a substitute for LIBOR, the Issuer will appoint in its sole discretion an independent financial advisor (“IFA”) to determine the Alternative Rate and make any Adjustments thereon, and whose determinations will be binding on the Issuer, the Trustee and Holders of the Securities. If, however, the Issuer determines that LIBOR has been discontinued, but for any reason an Alternative Rate has not been determined, LIBOR will be equal to the rate on the rate of LIBOR for the current Interest Period.

“Alternative Rate” means the reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice.

“Bloomberg L.P.’s page “BBAM”” means the display designated as Bloomberg L.P.’s page “BBAM” (or such other page as may replace page BBAM on that service or any successor service for the purpose of displaying London interbank offered rates for United States dollar deposits of major banks).

“Reuters Screen LIBOR01 Page” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks).

All percentages resulting from these calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one half cent being rounded upwards).

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Method of Payment.

The Issuer shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to such Interest Record Date and prior to such Interest Payment Date. Holders must surrender Securities to The Bank of New York Mellon (the “Trustee”) to collect principal payments. The Issuer shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”). However, the payments of interest, and any portion of the principal (other than interest payable at maturity or on any repayment date or the final payment of principal) shall be made by the Paying Agent, upon receipt from the Issuer of immediately available funds by 11:00 a.m., New York City time (or such other time as may be agreed to between the Issuer and the Paying Agent or the Issuer), directly to a Holder (by Federal funds wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of principal surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the principal amount of the Securities surrendered.

3.	Paying Agent; Calculation Agent.

Initially, the Trustee will act as Paying Agent and Calculation Agent. The Issuer may change any Paying Agent or the Calculation Agent without notice to the Holders.

The Calculation Agent will, upon the request of the Holder of this Security, provide the interest rate then in effect with respect to the Securities.

All calculations made by the Calculation Agent for purposes of calculating interest on the Securities shall be conclusive and binding on the Holders, the Trustee and the Issuer, absent manifest error.

4.	Indenture.

The Issuer issued the Securities under an Indenture dated as of September 18, 2013, by and among the Issuer, the guarantors named therein and the Trustee, as amended by the First Supplemental Indenture dated as of November 17, 2015, by and among the Issuer, the guarantors named therein (the “Guarantors”) and the Trustee (as amended, the “Indenture”). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Security are inconsistent, the terms of the Indenture shall govern. This note is a “Security” and the notes are “Securities” under the Indenture.

5.	Guarantees.

Each Guarantor has irrevocably, fully and unconditionally guaranteed, jointly and severally, on an unsecured basis, the full and punctual payment (whether at maturity or otherwise) of the principal of and interest on, and all other amounts payable under, the Securities, and the full and punctual payment of all other amounts payable by the Issuer under the Indenture, subject to certain terms and conditions set forth in the Indenture.

6.	Denominations; Transfer; Exchange.

The Securities are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

7.	Persons Deemed Owners.

The registered Holder of a Security shall be treated as the owner of it for all purposes.

8.	Unclaimed Funds.

If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Issuer at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

9.	Legal Defeasance and Covenant Defeasance.

The Issuer and the Guarantors may be discharged from their respective obligations under the Securities and under the Indenture with respect to the Securities except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Securities and in the Indenture with respect to the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

10.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Securities and the provisions of the Indenture relating to the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with certain provisions may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security.

11.	Restrictive Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Issuer and the Guarantors to incur liens securing indebtedness, or to enter into sale and leaseback transactions, and of the Issuer to merge or sell all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Issuer must annually report to the Trustee on compliance with such limitations.

12.	Redemption.

The Issuer may not redeem the Securities prior to maturity.

13.	Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer or any of the Guarantors) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all of the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If a bankruptcy Event of Default with respect to the Issuer or any of the Guarantors occurs and is continuing, all the Securities shall be immediately due and payable immediately in the manner and with the effect provided in the Indenture without any notice or other action on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the

Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

14.	Trustee Dealings with Issuer.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuer as if it were not the Trustee.

15.	No Recourse Against Others.

No stockholder, director, officer, employee or incorporator, as such, of the Issuer, any Guarantor or any successor Person thereof shall have any liability for any obligation under the Securities, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16.	Authentication.

This Security shall not be valid until the Trustee manually signs the certificate of authentication on this Security.

17.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

19.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Security thereof.

ASSIGNMENT FORM

I or we assign and transfer this Security to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint_________________________________________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Dated:	Signed:
(Signed exactly as name appears on the other side of this Security)

Signature Guarantee:
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

EXHIBIT A-3

[FORM OF FLOATING RATE NOTE DUE 2024]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

COMCAST CORPORATION

Floating Rate Note Due 2024

No. [ ]	No. [ ] CUSIP No.: 20030N CX7

 ISIN No.: US20030NCX75

$[              ]

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”, which term includes any successor corporation), for value received promises to pay to CEDE & CO. or registered assigns, the principal sum of $[                   ] ([                   ] Million Dollars) on April 15, 2024 (the “Maturity Date”).

Interest Payment Dates: January 15, April 15, July 15 and October 15 (each, an “Interest Payment Date”), commencing on January 15, 2019.

Interest Record Dates: January 1, April 1, July 1 and October 1 (each, an “Interest Record Date”).

If the Maturity Date is not a Business Day (defined below), the payment due on such day shall be made on the next succeeding Business Day with the same force and effect as if made on the due date and no additional interest shall accrue for the period from and after the Maturity Date to such next succeeding Business Day. If an Interest Payment Date, other than the Maturity Date, is not a Business Day, the interest payment due on such day shall be made on the next succeeding Business Day, except that if such succeeding Business Day is in the next succeeding calendar month, the interest payment due on such day shall be made on the immediately preceding Business Day. “Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close, provided that such day is also a London Banking Day. “London Banking Day” means any day on which dealings in United States dollars are transacted in the London interbank market.

Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officer under its corporate seal.

COMCAST CORPORATION

By:
	Name:	William E. Dordelman
	Title:	Senior Vice President and Treasurer

Attest:

By:
	Name:	Arthur R. Block
	Title:	Executive Vice President, General Counsel and Secretary

This is one of the series designated herein and referred to in the within-mentioned Indenture.

Dated: October 5, 2018

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

(REVERSE OF SECURITY)

COMCAST CORPORATION

Floating Rate Note Due 2024

1.	Interest.

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”), promises to pay interest on the principal amount of this Security at the rate per annum equal to LIBOR (defined below), as determined on the applicable Interest Determination Date (defined below) by the Calculation Agent (defined below), plus 0.630%. The interest rate per annum will be reset quarterly effective the first day of each Interest Period (defined below) (the date on which each such reset occurs, an “Interest Reset Date”). The interest rate will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. Additionally, the interest rate on the Securities will in no event be lower than zero.

The amount of interest for each day the Securities are outstanding (the “Daily Interest Amount”) will be calculated by dividing the interest rate in effect for that day by 360 and multiplying the result by the principal amount of the Securities. The amount of interest to be paid on the Securities for each Interest Period will be calculated by adding the Daily Interest Amounts for each day in the Interest Period.

Except as described below for the first Interest Period, on each Interest Payment Date, interest will be paid for the period commencing on and including the immediately preceding Interest Payment Date and ending on and including the next day preceding that Interest Payment Date. This period is referred to as an “Interest Period”. “Interest Determination Date” with respect to an Interest Period (other than the first Interest Period) will be the second Business Day preceding the first day of the Interest Period. The first Interest Period will begin on and include October 5, 2018 and will end on but exclude January 15, 2019. With respect to the first Interest Period, LIBOR shall be equal to 2.40825%.

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(i)                 With respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable Interest Period that appears on Bloomberg L.P.’s page “BBAM” (as defined below) as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears on Bloomberg L.P.’s page “BBAM”, the Calculation Agent will obtain such rate from Reuters Screen LIBOR01 Page (as defined below). In no rate appears on Bloomberg L.P.’s page “BBAM” or Reuters Screen LIBOR01 Page, then LIBOR, in respect of that Interest Determination Date, will be determined in accordance with the provisions described in (ii) and (iii) below.

(ii)               With respect to an Interest Determination Date on which no rate appears on Bloomberg L.P.’s page “BBAM” or Reuters Screen LIBOR01 Page, except as provided in clause (iii) below, as specified in (i) above, the Issuer will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Issuer, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic average of those quotations. If fewer than two quotations are provided, the Issuer will select three major banks in the City of New York and shall request each of them to provide to the Calculation Agent a quotation of the rate offered by them at approximately 11:00 a.m., in the City of New York, on the Interest Determination Date for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided; provided, however, that if the banks selected by the Issuer are not providing quotations in the manner described by this sentence, LIBOR will be the same as the rate determined for the immediately preceding Interest Reset Date.

(iii)             Notwithstanding clause (ii) above, if the Issuer determines that LIBOR has been permanently discontinued, the calculation agent will use, as directed by the Issuer, as a substitute for LIBOR and for each future Interest Determination Date, the Alternative Rate (as defined below). As part of such substitution, the Calculation Agent will, as directed by the Issuer, make such adjustments (“Adjustments”) to the Alternative Rate or the spread thereon, as well as the business day convention, Interest Determination Dates and related provisions and definitions, in each case that are consistent with accepted market practice for the use of such Alternative Rate for debt obligations such as the Securities; provided, however, that if the Issuer determines that there is no Alternative Rate that is consistent with accepted market practice regarding a substitute for LIBOR, the Issuer will appoint in its sole discretion an independent financial advisor (“IFA”) to determine the Alternative Rate and make any Adjustments thereon, and whose determinations will be binding on the Issuer, the Trustee and Holders of the Securities. If, however, the Issuer determines that LIBOR has been discontinued, but for any reason an Alternative Rate has not been determined, LIBOR will be equal to the rate on the rate of LIBOR for the current Interest Period.

“Alternative Rate” means the reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice.

“Bloomberg L.P.’s page “BBAM”” means the display designated as Bloomberg L.P.’s page “BBAM” (or such other page as may replace page BBAM on that service or any successor service for the purpose of displaying London interbank offered rates for United States dollar deposits of major banks).

“Reuters Screen LIBOR01 Page” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks).

All percentages resulting from these calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one half cent being rounded upwards).

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Method of Payment.

The Issuer shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to such Interest Record Date and prior to such Interest Payment Date. Holders must surrender Securities to The Bank of New York Mellon (the “Trustee”) to collect principal payments. The Issuer shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”). However, the payments of interest, and any portion of the principal (other than interest payable at maturity or on any repayment date or the final payment of principal) shall be made by the Paying Agent, upon receipt from the Issuer of immediately available funds by 11:00 a.m., New York City time (or such other time as may be agreed to between the Issuer and the Paying Agent or the Issuer), directly to a Holder (by Federal funds wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of principal surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the principal amount of the Securities surrendered.

3.	Paying Agent; Calculation Agent.

Initially, the Trustee will act as Paying Agent and Calculation Agent. The Issuer may change any Paying Agent or the Calculation Agent without notice to the Holders.

The Calculation Agent will, upon the request of the Holder of this Security, provide the interest rate then in effect with respect to the Securities.

All calculations made by the Calculation Agent for purposes of calculating interest on the Securities shall be conclusive and binding on the Holders, the Trustee and the Issuer, absent manifest error.

4.	Indenture.

The Issuer issued the Securities under an Indenture dated as of September 18, 2013, by and among the Issuer, the guarantors named therein and the Trustee, as amended by the First Supplemental Indenture dated as of November 17, 2015, by and among the Issuer, the guarantors named therein (the “Guarantors”) and the Trustee (as amended, the “Indenture”). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Security are inconsistent, the terms of the Indenture shall govern. This note is a “Security” and the notes are “Securities” under the Indenture.

5.	Guarantees.

Each Guarantor has irrevocably, fully and unconditionally guaranteed, jointly and severally, on an unsecured basis, the full and punctual payment (whether at maturity or otherwise) of the principal of and interest on, and all other amounts payable under, the Securities, and the full and punctual payment of all other amounts payable by the Issuer under the Indenture, subject to certain terms and conditions set forth in the Indenture.

6.	Denominations; Transfer; Exchange.

The Securities are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

7.	Persons Deemed Owners.

The registered Holder of a Security shall be treated as the owner of it for all purposes.

8.	Unclaimed Funds.

If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Issuer at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

9.	Legal Defeasance and Covenant Defeasance.

The Issuer and the Guarantors may be discharged from their respective obligations under the Securities and under the Indenture with respect to the Securities except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Securities and in the Indenture with respect to the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

10.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Securities and the provisions of the Indenture relating to the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with certain provisions may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security.

11.	Restrictive Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Issuer and the Guarantors to incur liens securing indebtedness, or to enter into sale and leaseback transactions, and of the Issuer to merge or sell all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Issuer must annually report to the Trustee on compliance with such limitations.

12.	Redemption.

The Issuer may not redeem the Securities prior to maturity.

13.	Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer or any of the Guarantors) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all of the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If a bankruptcy Event of Default with respect to the Issuer or any of the Guarantors occurs and is continuing, all the Securities shall be immediately due and payable immediately in the manner and with the effect provided in the Indenture without any notice or other action on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

14.	Trustee Dealings with Issuer.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuer as if it were not the Trustee.

15.	No Recourse Against Others.

No stockholder, director, officer, employee or incorporator, as such, of the Issuer, any Guarantor or any successor Person thereof shall have any liability for any obligation under the Securities, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16.	Authentication.

This Security shall not be valid until the Trustee manually signs the certificate of authentication on this Security.

17.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

19.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Security thereof.

ASSIGNMENT FORM

I or we assign and transfer this Security to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint_________________________________________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Dated:	Signed:
(Signed exactly as name appears on the other side of this Security)

Signature Guarantee:
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

EXHIBIT B-1

[FORM OF NOTE DUE 2020]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

COMCAST CORPORATION

3.300% Note Due 2020

No. [ ]	CUSIP No.: 20030N CP4

 ISIN No.: US20030NCP42

$[             ]

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”, which term includes any successor corporation), for value received promises to pay to CEDE & CO. or registered assigns, the principal sum of $[                   ] ([                   ] Million Dollars) on October 1, 2020.

Interest Payment Dates: April 1 and October 1 (each, an “Interest Payment Date”), commencing on April 1, 2019.

Interest Record Dates: March 15 and September 15 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officer under its corporate seal.

COMCAST CORPORATION

By:
	Name:	William E. Dordelman
	Title:	Senior Vice President and Treasurer

Attest:

By:
	Name:	Arthur R. Block
	Title:	Executive Vice President, General Counsel and Secretary

This is one of the series designated herein and referred to in the within-mentioned Indenture.

Dated: October 5, 2018

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

(REVERSE OF SECURITY)

COMCAST CORPORATION

3.300% Note Due 2020

1.	Interest.

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 5, 2018. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing April 1, 2019. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Method of Payment.

The Issuer shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to such Interest Record Date and prior to such Interest Payment Date. Holders must surrender Securities to The Bank of New York Mellon (the “Trustee”) to collect principal payments. The Issuer shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”). However, the payments of interest, and any portion of the principal (other than interest payable at maturity or on any redemption or repayment date or the final payment of principal) shall be made by the Paying Agent, upon receipt from the Issuer of immediately available funds by 11:00 a.m., New York City time (or such other time as may be agreed to between the Issuer and the Paying Agent or the Issuer), directly to a Holder (by Federal funds wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of principal surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered.

3.	Paying Agent.

Initially, the Trustee will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

4.	Indenture.

The Issuer issued the Securities under an Indenture dated as of September 18, 2013, by and among the Issuer, the guarantors named therein and the Trustee, as amended by the First Supplemental Indenture dated as of November 17, 2015, by and among the Issuer, the guarantors named therein (the “Guarantors”) and the Trustee (as amended, the “Indenture”). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Security are inconsistent, the terms of the Indenture shall govern. This note is a “Security” and the notes are “Securities” under the Indenture.

5.	Guarantees.

Each Guarantor has irrevocably, fully and unconditionally guaranteed, jointly and severally, on an unsecured basis, the full and punctual payment (whether at maturity, upon redemption or otherwise) of the principal of and interest on, and all other amounts payable under, the Securities, and the full and punctual payment of all other amounts payable by the Issuer under the Indenture, subject to certain terms and conditions set forth in the Indenture.

6.	Denominations; Transfer; Exchange.

The Securities are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Securities or portions thereof for a period of fifteen (15) days before the giving of a notice of redemption, nor need the Issuer register the transfer or exchange any security selected for redemption in whole or in part.

7.	Persons Deemed Owners.

The registered Holder of a Security shall be treated as the owner of it for all purposes.

8.	Unclaimed Funds.

If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Issuer at its written request.

 2

After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

9.	Legal Defeasance and Covenant Defeasance.

The Issuer and the Guarantors may be discharged from their respective obligations under the Securities and under the Indenture with respect to the Securities except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Securities and in the Indenture with respect to the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

10.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Securities and the provisions of the Indenture relating to the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with certain provisions may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security.

11.	Restrictive Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Issuer and the Guarantors to incur liens securing indebtedness, or to enter into sale and leaseback transactions, and of the Issuer to merge or sell all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Issuer must annually report to the Trustee on compliance with such limitations.

12.	Redemption.

The Issuer will have the right at its option to redeem any of the Securities in whole or in part, at any time or from time to time prior to their maturity, on at least 15 days, but not more than 30 days, prior notice delivered electronically or mailed to the registered address of each Holder of the Securities, at the applicable Redemption Price. The Issuer will calculate the Redemption Price in connection with any redemption hereunder.

“Redemption Price” means at any time, the greater of (i) 100% of the principal amount of such Securities and (ii) the sum of the present values of the principal amount of such Securities and the scheduled payments of interest thereon (exclusive of interest accrued to the date of redemption) from the redemption date to October 1, 2020, in each

 3

case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points; plus accrued and unpaid interest thereon to the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed (the “Remaining Life”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Securities.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotation or (ii) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer” means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, or their affiliates which are primary United States government securities dealers and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary United States government securities dealer in the United States (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 pm New York time on the third business day preceding such redemption date.

On and after the redemption date, interest will cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Issuer will deposit with the Trustee money sufficient to pay the redemption price of and (unless the redemption date shall be an Interest Payment Date) accrued interest to the redemption date on the Securities to be redeemed on such date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate (provided that

 4

Securities represented by a Global Security will be selected for redemption by the Depositary in accordance with its standard procedures therefor).

13.	Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer or any of the Guarantors) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all of the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If a bankruptcy Event of Default with respect to the Issuer or any of the Guarantors occurs and is continuing, all the Securities shall be immediately due and payable immediately in the manner and with the effect provided in the Indenture without any notice or other action on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

14.	Trustee Dealings with Issuer.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuer as if it were not the Trustee.

15.	No Recourse Against Others.

No stockholder, director, officer, employee or incorporator, as such, of the Issuer, any Guarantor or any successor Person thereof shall have any liability for any obligation under the Securities, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16.	Authentication.

This Security shall not be valid until the Trustee manually signs the certificate of authentication on this Security.

17.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

 5

18.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

19.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Security thereof.

 6

ASSIGNMENT FORM

I or we assign and transfer this Security to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint_________________________________________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Dated:	Signed:
(Signed exactly as name appears on the other side of this Security)

Signature Guarantee:
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

 7

EXHIBIT B-2

[FORM OF NOTE DUE 2021]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

COMCAST CORPORATION

3.450% Note Due 2021

No. [ ]	CUSIP No.: 20030N CQ2

ISIN No.: US20030NCQ25

$[            ]

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”, which term includes any successor corporation), for value received promises to pay to CEDE & CO. or registered assigns, the principal sum of $[                   ] ([                   ] Million Dollars) on October 1, 2021.

Interest Payment Dates: April 1 and October 1 (each, an “Interest Payment Date”), commencing on April 1, 2019.

Interest Record Dates: March 15 and September 15 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officer under its corporate seal.

COMCAST CORPORATION

By:
	Name:	William E. Dordelman
	Title:	Senior Vice President and Treasurer

Attest:

By:
	Name:	Arthur R. Block
	Title:	Executive Vice President, General Counsel and Secretary

2

This is one of the series designated herein and referred to in the within-mentioned Indenture.

Dated: October 5, 2018

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

3

(REVERSE OF SECURITY)

COMCAST CORPORATION

3.450% Note Due 2021

1.	Interest.

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 5, 2018. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing April 1, 2019. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Method of Payment.

The Issuer shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to such Interest Record Date and prior to such Interest Payment Date. Holders must surrender Securities to The Bank of New York Mellon (the “Trustee”) to collect principal payments. The Issuer shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”). However, the payments of interest, and any portion of the principal (other than interest payable at maturity or on any redemption or repayment date or the final payment of principal) shall be made by the Paying Agent, upon receipt from the Issuer of immediately available funds by 11:00 a.m., New York City time (or such other time as may be agreed to between the Issuer and the Paying Agent or the Issuer), directly to a Holder (by Federal funds wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of principal surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered.

3.	Paying Agent.

Initially, the Trustee will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

4.	Indenture.

The Issuer issued the Securities under an Indenture dated as of September 18, 2013, by and among the Issuer, the guarantors named therein and the Trustee, as amended by the First Supplemental Indenture dated as of November 17, 2015, by and among the Issuer, the guarantors named therein (the “Guarantors”) and the Trustee (as amended, the “Indenture”). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Security are inconsistent, the terms of the Indenture shall govern. This note is a “Security” and the notes are “Securities” under the Indenture.

5.	Guarantees.

Each Guarantor has irrevocably, fully and unconditionally guaranteed, jointly and severally, on an unsecured basis, the full and punctual payment (whether at maturity, upon redemption or otherwise) of the principal of and interest on, and all other amounts payable under, the Securities, and the full and punctual payment of all other amounts payable by the Issuer under the Indenture, subject to certain terms and conditions set forth in the Indenture.

6.	Denominations; Transfer; Exchange.

The Securities are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Securities or portions thereof for a period of fifteen (15) days before the giving of a notice of redemption, nor need the Issuer register the transfer or exchange any security selected for redemption in whole or in part.

7.	Persons Deemed Owners.

The registered Holder of a Security shall be treated as the owner of it for all purposes.

8.	Unclaimed Funds.

If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Issuer at its written request.

 2

After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

9.	Legal Defeasance and Covenant Defeasance.

The Issuer and the Guarantors may be discharged from their respective obligations under the Securities and under the Indenture with respect to the Securities except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Securities and in the Indenture with respect to the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

10.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Securities and the provisions of the Indenture relating to the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with certain provisions may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security.

11.	Restrictive Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Issuer and the Guarantors to incur liens securing indebtedness, or to enter into sale and leaseback transactions, and of the Issuer to merge or sell all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Issuer must annually report to the Trustee on compliance with such limitations.

12.	Redemption.

The Issuer will have the right at its option to redeem any of the Securities in whole or in part, at any time or from time to time prior to their maturity, on at least 15 days, but not more than 30 days, prior notice delivered electronically or mailed to the registered address of each Holder of the Securities, at the applicable Redemption Price. The Issuer will calculate the Redemption Price in connection with any redemption hereunder.

“Redemption Price” means at any time, the greater of (i) 100% of the principal amount of such Securities and (ii) the sum of the present values of the principal amount of such Securities and the scheduled payments of interest thereon (exclusive of interest accrued to the date of redemption) from the redemption date to October 1, 2021, in each

 3

case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points; plus accrued and unpaid interest thereon to the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed (the “Remaining Life”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Securities.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotation or (ii) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer” means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, or their affiliates which are primary United States government securities dealers and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary United States government securities dealer in the United States (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 pm New York time on the third business day preceding such redemption date.

On and after the redemption date, interest will cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Issuer will deposit with the Trustee money sufficient to pay the redemption price of and (unless the redemption date shall be an Interest Payment Date) accrued interest to the redemption date on the Securities to be redeemed on such date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate (provided that

 4

Securities represented by a Global Security will be selected for redemption by the Depositary in accordance with its standard procedures therefor).

13.	Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer or any of the Guarantors) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all of the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If a bankruptcy Event of Default with respect to the Issuer or any of the Guarantors occurs and is continuing, all the Securities shall be immediately due and payable immediately in the manner and with the effect provided in the Indenture without any notice or other action on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

14.	Trustee Dealings with Issuer.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuer as if it were not the Trustee.

15.	No Recourse Against Others.

No stockholder, director, officer, employee or incorporator, as such, of the Issuer, any Guarantor or any successor Person thereof shall have any liability for any obligation under the Securities, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16.	Authentication.

This Security shall not be valid until the Trustee manually signs the certificate of authentication on this Security.

17.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

 5

18.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

19.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Security thereof.

 6

ASSIGNMENT FORM

I or we assign and transfer this Security to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint_________________________________________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Dated:	Signed:
(Signed exactly as name appears on the other side of this Security)

Signature Guarantee:
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

 7

EXHIBIT B-3

[FORM OF NOTE DUE 2024]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

COMCAST CORPORATION

3.700% Note Due 2024

No. [ ]	CUSIP No.: 20030N CR0

ISIN No.: US20030NCR08

$[            ]

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”, which term includes any successor corporation), for value received promises to pay to CEDE & CO. or registered assigns, the principal sum of $[                   ] ([                   ] Million Dollars) on April 15, 2024.

Interest Payment Dates: April 15 and October 15 (each, an “Interest Payment Date”), commencing on April 15, 2019.

Interest Record Dates: April 1 and October 1 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officer under its corporate seal.

COMCAST CORPORATION

By:
	Name:	William E. Dordelman
	Title:	Senior Vice President and Treasurer

Attest:

By:
	Name:	Arthur R. Block
	Title:	Executive Vice President, General Counsel and Secretary

 2

This is one of the series designated herein and referred to in the within-mentioned Indenture.

Dated: October 5, 2018

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

 3

(REVERSE OF SECURITY)

COMCAST CORPORATION

3.700% Note Due 2024

1.	Interest.

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 5, 2018. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing April 15, 2019. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Method of Payment.

The Issuer shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to such Interest Record Date and prior to such Interest Payment Date. Holders must surrender Securities to The Bank of New York Mellon (the “Trustee”) to collect principal payments. The Issuer shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”). However, the payments of interest, and any portion of the principal (other than interest payable at maturity or on any redemption or repayment date or the final payment of principal) shall be made by the Paying Agent, upon receipt from the Issuer of immediately available funds by 11:00 a.m., New York City time (or such other time as may be agreed to between the Issuer and the Paying Agent or the Issuer), directly to a Holder (by Federal funds wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of principal surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered.

3.	Paying Agent.

Initially, the Trustee will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

4.	Indenture.

The Issuer issued the Securities under an Indenture dated as of September 18, 2013, by and among the Issuer, the guarantors named therein and the Trustee, as amended by the First Supplemental Indenture dated as of November 17, 2015, by and among the Issuer, the guarantors named therein (the “Guarantors”) and the Trustee (as amended, the “Indenture”). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Security are inconsistent, the terms of the Indenture shall govern. This note is a “Security” and the notes are “Securities” under the Indenture.

5.	Guarantees.

Each Guarantor has irrevocably, fully and unconditionally guaranteed, jointly and severally, on an unsecured basis, the full and punctual payment (whether at maturity, upon redemption or otherwise) of the principal of and interest on, and all other amounts payable under, the Securities, and the full and punctual payment of all other amounts payable by the Issuer under the Indenture, subject to certain terms and conditions set forth in the Indenture.

6.	Denominations; Transfer; Exchange.

The Securities are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Securities or portions thereof for a period of fifteen (15) days before the giving of a notice of redemption, nor need the Issuer register the transfer or exchange any security selected for redemption in whole or in part.

7.	Persons Deemed Owners.

The registered Holder of a Security shall be treated as the owner of it for all purposes.

8.	Unclaimed Funds.

If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Issuer at its written request.

 2

After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

9.	Legal Defeasance and Covenant Defeasance.

The Issuer and the Guarantors may be discharged from their respective obligations under the Securities and under the Indenture with respect to the Securities except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Securities and in the Indenture with respect to the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

10.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Securities and the provisions of the Indenture relating to the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with certain provisions may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security.

11.	Restrictive Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Issuer and the Guarantors to incur liens securing indebtedness, or to enter into sale and leaseback transactions, and of the Issuer to merge or sell all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Issuer must annually report to the Trustee on compliance with such limitations.

12.	Redemption.

The Issuer will have the right at its option to redeem any of the Securities in whole or in part, at any time or from time to time prior to their maturity, on at least 15 days, but not more than 30 days, prior notice delivered electronically or mailed to the registered address of each Holder of the Securities, at the applicable Redemption Price. The Issuer will calculate the Redemption Price in connection with any redemption hereunder.

“Redemption Price” means (a) at any time prior to March 15, 2024 (one month prior to the maturity of the Securities) (the “Par Call Date”), the greater of (i) 100% of the principal amount of such Securities and (ii) the sum of the present values of the principal amount of such Securities and the scheduled payments of interest thereon

 3

(exclusive of interest accrued to the date of redemption) from the redemption date to the Par Call Date, in each case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points and (b) if the Securities are redeemed on or after the Par Call Date, 100% of the principal amount of such Securities; plus, in each case, accrued and unpaid interest thereon to the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed calculated as if the maturity date of such Securities were the applicable Par Call Date (the “Remaining Life”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Securities.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotation or (ii) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer” means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, or their affiliates which are primary United States government securities dealers and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary United States government securities dealer in the United States (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 pm New York time on the third business day preceding such redemption date.

On and after the redemption date, interest will cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Issuer will deposit with the Trustee money sufficient to pay the redemption price of

 4

and (unless the redemption date shall be an Interest Payment Date) accrued interest to the redemption date on the Securities to be redeemed on such date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate (provided that Securities represented by a Global Security will be selected for redemption by the Depositary in accordance with its standard procedures therefor).

13.	Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer or any of the Guarantors) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all of the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If a bankruptcy Event of Default with respect to the Issuer or any of the Guarantors occurs and is continuing, all the Securities shall be immediately due and payable immediately in the manner and with the effect provided in the Indenture without any notice or other action on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

14.	Trustee Dealings with Issuer.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuer as if it were not the Trustee.

15.	No Recourse Against Others.

No stockholder, director, officer, employee or incorporator, as such, of the Issuer, any Guarantor or any successor Person thereof shall have any liability for any obligation under the Securities, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16.	Authentication.

This Security shall not be valid until the Trustee manually signs the certificate of authentication on this Security.

 5

17.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

19.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Security thereof.

 6

ASSIGNMENT FORM

I or we assign and transfer this Security to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint_________________________________________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Dated:	Signed:
(Signed exactly as name appears on the other side of this Security)

Signature Guarantee:
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

 7

EXHIBIT B-4

[FORM OF NOTE DUE 2025]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

COMCAST CORPORATION

3.950% Note Due 2025

No. [ ]	CUSIP No.: 20030N CS8

ISIN No.: US20030NCS80

$[            ]

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”, which term includes any successor corporation), for value received promises to pay to CEDE & CO. or registered assigns, the principal sum of $[                   ] ([                   ] Million Dollars) on October 15, 2025.

Interest Payment Dates: April 15 and October 15 (each, an “Interest Payment Date”), commencing on April 15, 2019.

Interest Record Dates: April 1 and October 1 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officer under its corporate seal.

COMCAST CORPORATION

By:
	Name:	William E. Dordelman
	Title:	Senior Vice President and Treasurer

Attest:

By:
	Name:	Arthur R. Block
	Title:	Executive Vice President, General Counsel and Secretary

 2

This is one of the series designated herein and referred to in the within-mentioned Indenture.

Dated: October 5, 2018

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

 3

(REVERSE OF SECURITY)

COMCAST CORPORATION

3.950% Note Due 2025

1.	Interest.

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 5, 2018. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing April 15, 2019. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Method of Payment.

The Issuer shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to such Interest Record Date and prior to such Interest Payment Date. Holders must surrender Securities to The Bank of New York Mellon (the “Trustee”) to collect principal payments. The Issuer shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”). However, the payments of interest, and any portion of the principal (other than interest payable at maturity or on any redemption or repayment date or the final payment of principal) shall be made by the Paying Agent, upon receipt from the Issuer of immediately available funds by 11:00 a.m., New York City time (or such other time as may be agreed to between the Issuer and the Paying Agent or the Issuer), directly to a Holder (by Federal funds wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of principal surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered.

3.	Paying Agent.

Initially, the Trustee will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

4.	Indenture.

The Issuer issued the Securities under an Indenture dated as of September 18, 2013, by and among the Issuer, the guarantors named therein and the Trustee, as amended by the First Supplemental Indenture dated as of November 17, 2015, by and among the Issuer, the guarantors named therein (the “Guarantors”) and the Trustee (as amended, the “Indenture”). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Security are inconsistent, the terms of the Indenture shall govern. This note is a “Security” and the notes are “Securities” under the Indenture.

5.	Guarantees.

Each Guarantor has irrevocably, fully and unconditionally guaranteed, jointly and severally, on an unsecured basis, the full and punctual payment (whether at maturity, upon redemption or otherwise) of the principal of and interest on, and all other amounts payable under, the Securities, and the full and punctual payment of all other amounts payable by the Issuer under the Indenture, subject to certain terms and conditions set forth in the Indenture.

6.	Denominations; Transfer; Exchange.

The Securities are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Securities or portions thereof for a period of fifteen (15) days before the giving of a notice of redemption, nor need the Issuer register the transfer or exchange any security selected for redemption in whole or in part.

7.	Persons Deemed Owners.

The registered Holder of a Security shall be treated as the owner of it for all purposes.

8.	Unclaimed Funds.

If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Issuer at its written request.

 2

After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

9.	Legal Defeasance and Covenant Defeasance.

The Issuer and the Guarantors may be discharged from their respective obligations under the Securities and under the Indenture with respect to the Securities except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Securities and in the Indenture with respect to the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

10.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Securities and the provisions of the Indenture relating to the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with certain provisions may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security.

11.	Restrictive Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Issuer and the Guarantors to incur liens securing indebtedness, or to enter into sale and leaseback transactions, and of the Issuer to merge or sell all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Issuer must annually report to the Trustee on compliance with such limitations.

12.	Redemption.

The Issuer will have the right at its option to redeem any of the Securities in whole or in part, at any time or from time to time prior to their maturity, on at least 15 days, but not more than 30 days, prior notice delivered electronically or mailed to the registered address of each Holder of the Securities, at the applicable Redemption Price. The Issuer will calculate the Redemption Price in connection with any redemption hereunder.

“Redemption Price” means (a) at any time prior to August 15, 2025 (two months prior to the maturity of the Securities) (the “Par Call Date”), the greater of (i) 100% of the principal amount of such Securities and (ii) the sum of the present values of the principal amount of such Securities and the scheduled payments of interest thereon

 3

(exclusive of interest accrued to the date of redemption) from the redemption date to the Par Call Date, in each case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points and (b) if the Securities are redeemed on or after the Par Call Date, 100% of the principal amount of such Securities; plus, in each case, accrued and unpaid interest thereon to the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed calculated as if the maturity date of such Securities were the applicable Par Call Date (the “Remaining Life”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Securities.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotation or (ii) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer” means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, or their affiliates which are primary United States government securities dealers and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary United States government securities dealer in the United States (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 pm New York time on the third business day preceding such redemption date.

On and after the redemption date, interest will cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Issuer will deposit with the Trustee money sufficient to pay the redemption price of

 4

and (unless the redemption date shall be an Interest Payment Date) accrued interest to the redemption date on the Securities to be redeemed on such date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate (provided that Securities represented by a Global Security will be selected for redemption by the Depositary in accordance with its standard procedures therefor).

13.	Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer or any of the Guarantors) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all of the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If a bankruptcy Event of Default with respect to the Issuer or any of the Guarantors occurs and is continuing, all the Securities shall be immediately due and payable immediately in the manner and with the effect provided in the Indenture without any notice or other action on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

14.	Trustee Dealings with Issuer.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuer as if it were not the Trustee.

15.	No Recourse Against Others.

No stockholder, director, officer, employee or incorporator, as such, of the Issuer, any Guarantor or any successor Person thereof shall have any liability for any obligation under the Securities, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16.	Authentication.

This Security shall not be valid until the Trustee manually signs the certificate of authentication on this Security.

 5

17.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

19.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Security thereof.

 6

ASSIGNMENT FORM

I or we assign and transfer this Security to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint_________________________________________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Dated:	Signed:
(Signed exactly as name appears on the other side of this Security)

Signature Guarantee:
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

 7

EXHIBIT B-5

[FORM OF NOTE DUE 2028]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

COMCAST CORPORATION

4.150% Note Due 2028

No. [ ]	CUSIP No.: 20030N CT6

ISIN No.: US20030NCT63

$[              ]

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”, which term includes any successor corporation), for value received promises to pay to CEDE & CO. or registered assigns, the principal sum of $[                   ] ([                   ] Million Dollars) on October 15, 2028.

Interest Payment Dates: April 15 and October 15 (each, an “Interest Payment Date”), commencing on April 15, 2019.

Interest Record Dates: April 1 and October 1 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officer under its corporate seal.

COMCAST CORPORATION

By:
	Name:	William E. Dordelman
	Title:	Senior Vice President and Treasurer

Attest:

By:
	Name:	Arthur R. Block
	Title:	Executive Vice President, General Counsel and Secretary

 2

This is one of the series designated herein and referred to in the within-mentioned Indenture.

Dated: October 5, 2018

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

 3

(REVERSE OF SECURITY)

COMCAST CORPORATION

4.150% Note Due 2028

1.	Interest.

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 5, 2018. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing April 15, 2019. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Method of Payment.

The Issuer shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to such Interest Record Date and prior to such Interest Payment Date. Holders must surrender Securities to The Bank of New York Mellon (the “Trustee”) to collect principal payments. The Issuer shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”). However, the payments of interest, and any portion of the principal (other than interest payable at maturity or on any redemption or repayment date or the final payment of principal) shall be made by the Paying Agent, upon receipt from the Issuer of immediately available funds by 11:00 a.m., New York City time (or such other time as may be agreed to between the Issuer and the Paying Agent or the Issuer), directly to a Holder (by Federal funds wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of principal surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered.

3.	Paying Agent.

Initially, the Trustee will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

4.	Indenture.

The Issuer issued the Securities under an Indenture dated as of September 18, 2013, by and among the Issuer, the guarantors named therein and the Trustee, as amended by the First Supplemental Indenture dated as of November 17, 2015, by and among the Issuer, the guarantors named therein (the “Guarantors”) and the Trustee (as amended, the “Indenture”). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Security are inconsistent, the terms of the Indenture shall govern. This note is a “Security” and the notes are “Securities” under the Indenture.

5.	Guarantees.

Each Guarantor has irrevocably, fully and unconditionally guaranteed, jointly and severally, on an unsecured basis, the full and punctual payment (whether at maturity, upon redemption or otherwise) of the principal of and interest on, and all other amounts payable under, the Securities, and the full and punctual payment of all other amounts payable by the Issuer under the Indenture, subject to certain terms and conditions set forth in the Indenture.

6.	Denominations; Transfer; Exchange.

The Securities are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Securities or portions thereof for a period of fifteen (15) days before the giving of a notice of redemption, nor need the Issuer register the transfer or exchange any security selected for redemption in whole or in part.

7.	Persons Deemed Owners.

The registered Holder of a Security shall be treated as the owner of it for all purposes.

8.	Unclaimed Funds.

If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Issuer at its written request.

 2

After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

9.	Legal Defeasance and Covenant Defeasance.

The Issuer and the Guarantors may be discharged from their respective obligations under the Securities and under the Indenture with respect to the Securities except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Securities and in the Indenture with respect to the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

10.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Securities and the provisions of the Indenture relating to the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with certain provisions may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security.

11.	Restrictive Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Issuer and the Guarantors to incur liens securing indebtedness, or to enter into sale and leaseback transactions, and of the Issuer to merge or sell all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Issuer must annually report to the Trustee on compliance with such limitations.

12.	Redemption.

The Issuer will have the right at its option to redeem any of the Securities in whole or in part, at any time or from time to time prior to their maturity, on at least 15 days, but not more than 30 days, prior notice delivered electronically or mailed to the registered address of each Holder of the Securities, at the applicable Redemption Price. The Issuer will calculate the Redemption Price in connection with any redemption hereunder.

“Redemption Price” means (a) at any time prior to July 15, 2028 (three months prior to the maturity of the Securities) (the “Par Call Date”), the greater of (i) 100% of the principal amount of such Securities and (ii) the sum of the present values of the principal amount of such Securities and the scheduled payments of interest thereon (exclusive of

 3

interest accrued to the date of redemption) from the redemption date to the Par Call Date, in each case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points and (b) if the Securities are redeemed on or after the Par Call Date, 100% of the principal amount of such Securities; plus, in each case, accrued and unpaid interest thereon to the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed calculated as if the maturity date of such Securities were the applicable Par Call Date (the “Remaining Life”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Securities.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotation or (ii) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer” means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, or their affiliates which are primary United States government securities dealers and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary United States government securities dealer in the United States (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 pm New York time on the third business day preceding such redemption date.

On and after the redemption date, interest will cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Issuer will deposit with the Trustee money sufficient to pay the redemption price of

 4

and (unless the redemption date shall be an Interest Payment Date) accrued interest to the redemption date on the Securities to be redeemed on such date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate (provided that Securities represented by a Global Security will be selected for redemption by the Depositary in accordance with its standard procedures therefor).

13.	Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer or any of the Guarantors) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all of the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If a bankruptcy Event of Default with respect to the Issuer or any of the Guarantors occurs and is continuing, all the Securities shall be immediately due and payable immediately in the manner and with the effect provided in the Indenture without any notice or other action on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

14.	Trustee Dealings with Issuer.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuer as if it were not the Trustee.

15.	No Recourse Against Others.

No stockholder, director, officer, employee or incorporator, as such, of the Issuer, any Guarantor or any successor Person thereof shall have any liability for any obligation under the Securities, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16.	Authentication.

This Security shall not be valid until the Trustee manually signs the certificate of authentication on this Security.

 5

17.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

19.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Security thereof.

 6

ASSIGNMENT FORM

I or we assign and transfer this Security to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint_________________________________________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Dated:	Signed:
(Signed exactly as name appears on the other side of this Security)

Signature Guarantee:
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

 7

EXHIBIT B-6

[FORM OF NOTE DUE 2030]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

COMCAST CORPORATION

4.250% Note Due 2030

No. [ ]	CUSIP No.: 20030N CU3

ISIN No.: US20030NCU37

$[            ]

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”, which term includes any successor corporation), for value received promises to pay to CEDE & CO. or registered assigns, the principal sum of $[                   ] ([                   ] Million Dollars) on October 15, 2030.

Interest Payment Dates: April 15 and October 15 (each, an “Interest Payment Date”), commencing on April 15, 2019.

Interest Record Dates: April 1 and October 1 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officer under its corporate seal.

COMCAST CORPORATION

By:
	Name:	William E. Dordelman
	Title:	Senior Vice President and Treasurer

Attest:

By:
	Name:	Arthur R. Block
	Title:	Executive Vice President, General Counsel and Secretary

 2

This is one of the series designated herein and referred to in the within-mentioned Indenture.

Dated: October 5, 2018

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

 3

(REVERSE OF SECURITY)

COMCAST CORPORATION

4.250% Note Due 2030

1.	Interest.

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 5, 2018. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing April 15, 2019. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Method of Payment.

The Issuer shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to such Interest Record Date and prior to such Interest Payment Date. Holders must surrender Securities to The Bank of New York Mellon (the “Trustee”) to collect principal payments. The Issuer shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”). However, the payments of interest, and any portion of the principal (other than interest payable at maturity or on any redemption or repayment date or the final payment of principal) shall be made by the Paying Agent, upon receipt from the Issuer of immediately available funds by 11:00 a.m., New York City time (or such other time as may be agreed to between the Issuer and the Paying Agent or the Issuer), directly to a Holder (by Federal funds wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of principal surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered.

3.	Paying Agent.

Initially, the Trustee will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

4.	Indenture.

The Issuer issued the Securities under an Indenture dated as of September 18, 2013, by and among the Issuer, the guarantors named therein and the Trustee, as amended by the First Supplemental Indenture dated as of November 17, 2015, by and among the Issuer, the guarantors named therein (the “Guarantors”) and the Trustee (as amended, the “Indenture”). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Security are inconsistent, the terms of the Indenture shall govern. This note is a “Security” and the notes are “Securities” under the Indenture.

5.	Guarantees.

Each Guarantor has irrevocably, fully and unconditionally guaranteed, jointly and severally, on an unsecured basis, the full and punctual payment (whether at maturity, upon redemption or otherwise) of the principal of and interest on, and all other amounts payable under, the Securities, and the full and punctual payment of all other amounts payable by the Issuer under the Indenture, subject to certain terms and conditions set forth in the Indenture.

6.	Denominations; Transfer; Exchange.

The Securities are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Securities or portions thereof for a period of fifteen (15) days before the giving of a notice of redemption, nor need the Issuer register the transfer or exchange any security selected for redemption in whole or in part.

7.	Persons Deemed Owners.

The registered Holder of a Security shall be treated as the owner of it for all purposes.

8.	Unclaimed Funds.

If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Issuer at its written request.

 2

After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

9.	Legal Defeasance and Covenant Defeasance.

The Issuer and the Guarantors may be discharged from their respective obligations under the Securities and under the Indenture with respect to the Securities except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Securities and in the Indenture with respect to the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

10.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Securities and the provisions of the Indenture relating to the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with certain provisions may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security.

11.	Restrictive Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Issuer and the Guarantors to incur liens securing indebtedness, or to enter into sale and leaseback transactions, and of the Issuer to merge or sell all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Issuer must annually report to the Trustee on compliance with such limitations.

12.	Redemption.

The Issuer will have the right at its option to redeem any of the Securities in whole or in part, at any time or from time to time prior to their maturity, on at least 15 days, but not more than 30 days, prior notice delivered electronically or mailed to the registered address of each Holder of the Securities, at the applicable Redemption Price. The Issuer will calculate the Redemption Price in connection with any redemption hereunder.

“Redemption Price” means (a) at any time prior to July 15, 2030 (three months prior to the maturity of the Securities) (the “Par Call Date”), the greater of (i) 100% of the principal amount of such Securities and (ii) the sum of the present values of the principal amount of such Securities and the scheduled payments of interest thereon (exclusive of

 3

interest accrued to the date of redemption) from the redemption date to the Par Call Date, in each case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points and (b) if the Securities are redeemed on or after the Par Call Date, 100% of the principal amount of such Securities; plus, in each case, accrued and unpaid interest thereon to the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed calculated as if the maturity date of such Securities were the applicable Par Call Date (the “Remaining Life”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Securities.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotation or (ii) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer” means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, or their affiliates which are primary United States government securities dealers and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary United States government securities dealer in the United States (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 pm New York time on the third business day preceding such redemption date.

On and after the redemption date, interest will cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Issuer will deposit with the Trustee money sufficient to pay the redemption price of

 4

and (unless the redemption date shall be an Interest Payment Date) accrued interest to the redemption date on the Securities to be redeemed on such date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate (provided that Securities represented by a Global Security will be selected for redemption by the Depositary in accordance with its standard procedures therefor).

13.	Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer or any of the Guarantors) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all of the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If a bankruptcy Event of Default with respect to the Issuer or any of the Guarantors occurs and is continuing, all the Securities shall be immediately due and payable immediately in the manner and with the effect provided in the Indenture without any notice or other action on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

14.	Trustee Dealings with Issuer.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuer as if it were not the Trustee.

15.	No Recourse Against Others.

No stockholder, director, officer, employee or incorporator, as such, of the Issuer, any Guarantor or any successor Person thereof shall have any liability for any obligation under the Securities, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16.	Authentication.

This Security shall not be valid until the Trustee manually signs the certificate of authentication on this Security.

 5

17.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

19.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Security thereof.

 6

ASSIGNMENT FORM

I or we assign and transfer this Security to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint_________________________________________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Dated:	Signed:
(Signed exactly as name appears on the other side of this Security)

Signature Guarantee:
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

 7

EXHIBIT B-7

[FORM OF NOTE DUE 2038]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

COMCAST CORPORATION

4.600% Note Due 2038

No. [ ]	CUSIP No.: 20030N CL3

ISIN No.: US20030NCL38

$[             ]

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”, which term includes any successor corporation), for value received promises to pay to CEDE & CO. or registered assigns, the principal sum of $[                   ] ([                   ] Million Dollars) on October 15, 2038.

Interest Payment Dates: April 15 and October 15 (each, an “Interest Payment Date”), commencing on April 15, 2019.

Interest Record Dates: April 1 and October 1 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officer under its corporate seal.

COMCAST CORPORATION

By:
	Name:	William E. Dordelman
	Title:	Senior Vice President and Treasurer

Attest:

By:
	Name:	Arthur R. Block
	Title:	Executive Vice President, General Counsel and Secretary

 2

This is one of the series designated herein and referred to in the within-mentioned Indenture.

Dated: October 5, 2018

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

 3

(REVERSE OF SECURITY)

COMCAST CORPORATION

4.600% Note Due 2038

1.	Interest.

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 5, 2018. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing April 15, 2019. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Method of Payment.

The Issuer shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to such Interest Record Date and prior to such Interest Payment Date. Holders must surrender Securities to The Bank of New York Mellon (the “Trustee”) to collect principal payments. The Issuer shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”). However, the payments of interest, and any portion of the principal (other than interest payable at maturity or on any redemption or repayment date or the final payment of principal) shall be made by the Paying Agent, upon receipt from the Issuer of immediately available funds by 11:00 a.m., New York City time (or such other time as may be agreed to between the Issuer and the Paying Agent or the Issuer), directly to a Holder (by Federal funds wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of principal surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered.

3.	Paying Agent.

Initially, the Trustee will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

4.	Indenture.

The Issuer issued the Securities under an Indenture dated as of September 18, 2013, by and among the Issuer, the guarantors named therein and the Trustee, as amended by the First Supplemental Indenture dated as of November 17, 2015, by and among the Issuer, the guarantors named therein (the “Guarantors”) and the Trustee (as amended, the “Indenture”). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Security are inconsistent, the terms of the Indenture shall govern. This note is a “Security” and the notes are “Securities” under the Indenture.

5.	Guarantees.

Each Guarantor has irrevocably, fully and unconditionally guaranteed, jointly and severally, on an unsecured basis, the full and punctual payment (whether at maturity, upon redemption or otherwise) of the principal of and interest on, and all other amounts payable under, the Securities, and the full and punctual payment of all other amounts payable by the Issuer under the Indenture, subject to certain terms and conditions set forth in the Indenture.

6.	Denominations; Transfer; Exchange.

The Securities are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Securities or portions thereof for a period of fifteen (15) days before the giving of a notice of redemption, nor need the Issuer register the transfer or exchange any security selected for redemption in whole or in part.

7.	Persons Deemed Owners.

The registered Holder of a Security shall be treated as the owner of it for all purposes.

8.	Unclaimed Funds.

If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Issuer at its written request.

 2

After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

9.	Legal Defeasance and Covenant Defeasance.

The Issuer and the Guarantors may be discharged from their respective obligations under the Securities and under the Indenture with respect to the Securities except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Securities and in the Indenture with respect to the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

10.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Securities and the provisions of the Indenture relating to the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with certain provisions may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security.

11.	Restrictive Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Issuer and the Guarantors to incur liens securing indebtedness, or to enter into sale and leaseback transactions, and of the Issuer to merge or sell all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Issuer must annually report to the Trustee on compliance with such limitations.

12.	Redemption.

The Issuer will have the right at its option to redeem any of the Securities in whole or in part, at any time or from time to time prior to their maturity, on at least 15 days, but not more than 30 days, prior notice delivered electronically or mailed to the registered address of each Holder of the Securities, at the applicable Redemption Price. The Issuer will calculate the Redemption Price in connection with any redemption hereunder.

“Redemption Price” means (a) at any time prior to April 15, 2038 (six months prior to the maturity of the Securities) (the “Par Call Date”), the greater of (i) 100% of the principal amount of such Securities and (ii) the sum of the present values of the principal amount of such Securities and the scheduled payments of interest thereon (exclusive of

 3

interest accrued to the date of redemption) from the redemption date to the Par Call Date, in each case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points and (b) if the Securities are redeemed on or after the Par Call Date, 100% of the principal amount of such Securities; plus, in each case, accrued and unpaid interest thereon to the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed calculated as if the maturity date of such Securities were the applicable Par Call Date (the “Remaining Life”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Securities.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotation or (ii) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer” means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, or their affiliates which are primary United States government securities dealers and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary United States government securities dealer in the United States (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 pm New York time on the third business day preceding such redemption date.

On and after the redemption date, interest will cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Issuer will deposit with the Trustee money sufficient to pay the redemption price of

 4

and (unless the redemption date shall be an Interest Payment Date) accrued interest to the redemption date on the Securities to be redeemed on such date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate (provided that Securities represented by a Global Security will be selected for redemption by the Depositary in accordance with its standard procedures therefor).

13.	Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer or any of the Guarantors) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all of the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If a bankruptcy Event of Default with respect to the Issuer or any of the Guarantors occurs and is continuing, all the Securities shall be immediately due and payable immediately in the manner and with the effect provided in the Indenture without any notice or other action on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

14.	Trustee Dealings with Issuer.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuer as if it were not the Trustee.

15.	No Recourse Against Others.

No stockholder, director, officer, employee or incorporator, as such, of the Issuer, any Guarantor or any successor Person thereof shall have any liability for any obligation under the Securities, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16.	Authentication.

This Security shall not be valid until the Trustee manually signs the certificate of authentication on this Security.

 5

17.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

19.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Security thereof.

 6

ASSIGNMENT FORM

I or we assign and transfer this Security to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint_________________________________________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Dated:	Signed:
(Signed exactly as name appears on the other side of this Security)

Signature Guarantee:
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

 7

EXHIBIT B-8

[FORM OF NOTE DUE 2048]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

COMCAST CORPORATION

4.700% Note Due 2048

No. [ ]	CUSIP No.: 20030N CM1

ISIN No.: US20030NCM11

$[             ]

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”, which term includes any successor corporation), for value received promises to pay to CEDE & CO. or registered assigns, the principal sum of $[                   ] ([                   ] Million Dollars) on October 15, 2048.

Interest Payment Dates: April 15 and October 15 (each, an “Interest Payment Date”), commencing on April 15, 2019.

Interest Record Dates: April 1 and October 1 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officer under its corporate seal.

COMCAST CORPORATION

By:
	Name:	William E. Dordelman
	Title:	Senior Vice President and Treasurer

Attest:

By:
	Name:	Arthur R. Block
	Title:	Executive Vice President, General Counsel and Secretary

 2

This is one of the series designated herein and referred to in the within-mentioned Indenture.

Dated: October 5, 2018

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

 3

(REVERSE OF SECURITY)

COMCAST CORPORATION

4.700% Note Due 2048

1.	Interest.

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 5, 2018. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing April 15, 2019. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Method of Payment.

The Issuer shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to such Interest Record Date and prior to such Interest Payment Date. Holders must surrender Securities to The Bank of New York Mellon (the “Trustee”) to collect principal payments. The Issuer shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”). However, the payments of interest, and any portion of the principal (other than interest payable at maturity or on any redemption or repayment date or the final payment of principal) shall be made by the Paying Agent, upon receipt from the Issuer of immediately available funds by 11:00 a.m., New York City time (or such other time as may be agreed to between the Issuer and the Paying Agent or the Issuer), directly to a Holder (by Federal funds wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of principal surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered.

3.	Paying Agent.

Initially, the Trustee will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

4.	Indenture.

The Issuer issued the Securities under an Indenture dated as of September 18, 2013, by and among the Issuer, the guarantors named therein and the Trustee, as amended by the First Supplemental Indenture dated as of November 17, 2015, by and among the Issuer, the guarantors named therein (the “Guarantors”) and the Trustee (as amended, the “Indenture”). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Security are inconsistent, the terms of the Indenture shall govern. This note is a “Security” and the notes are “Securities” under the Indenture.

5.	Guarantees.

Each Guarantor has irrevocably, fully and unconditionally guaranteed, jointly and severally, on an unsecured basis, the full and punctual payment (whether at maturity, upon redemption or otherwise) of the principal of and interest on, and all other amounts payable under, the Securities, and the full and punctual payment of all other amounts payable by the Issuer under the Indenture, subject to certain terms and conditions set forth in the Indenture.

6.	Denominations; Transfer; Exchange.

The Securities are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Securities or portions thereof for a period of fifteen (15) days before the giving of a notice of redemption, nor need the Issuer register the transfer or exchange any security selected for redemption in whole or in part.

7.	Persons Deemed Owners.

The registered Holder of a Security shall be treated as the owner of it for all purposes.

8.	Unclaimed Funds.

If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Issuer at its written request.

 2

After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

9.	Legal Defeasance and Covenant Defeasance.

The Issuer and the Guarantors may be discharged from their respective obligations under the Securities and under the Indenture with respect to the Securities except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Securities and in the Indenture with respect to the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

10.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Securities and the provisions of the Indenture relating to the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with certain provisions may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security.

11.	Restrictive Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Issuer and the Guarantors to incur liens securing indebtedness, or to enter into sale and leaseback transactions, and of the Issuer to merge or sell all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Issuer must annually report to the Trustee on compliance with such limitations.

12.	Redemption.

The Issuer will have the right at its option to redeem any of the Securities in whole or in part, at any time or from time to time prior to their maturity, on at least 15 days, but not more than 30 days, prior notice delivered electronically or mailed to the registered address of each Holder of the Securities, at the applicable Redemption Price. The Issuer will calculate the Redemption Price in connection with any redemption hereunder.

“Redemption Price” means (a) at any time prior to April 15, 2048 (six months prior to the maturity of the Securities) (the “Par Call Date”), the greater of (i) 100% of the principal amount of such Securities and (ii) the sum of the present values of the principal amount of such Securities and the scheduled payments of interest thereon (exclusive of

 3

interest accrued to the date of redemption) from the redemption date to the Par Call Date, in each case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points and (b) if the Securities are redeemed on or after the Par Call Date, 100% of the principal amount of such Securities; plus, in each case, accrued and unpaid interest thereon to the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed calculated as if the maturity date of such Securities were the applicable Par Call Date (the “Remaining Life”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Securities.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotation or (ii) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer” means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, or their affiliates which are primary United States government securities dealers and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary United States government securities dealer in the United States (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 pm New York time on the third business day preceding such redemption date.

On and after the redemption date, interest will cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Issuer will deposit with the Trustee money sufficient to pay the redemption price of

 4

and (unless the redemption date shall be an Interest Payment Date) accrued interest to the redemption date on the Securities to be redeemed on such date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate (provided that Securities represented by a Global Security will be selected for redemption by the Depositary in accordance with its standard procedures therefor).

13.	Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer or any of the Guarantors) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all of the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If a bankruptcy Event of Default with respect to the Issuer or any of the Guarantors occurs and is continuing, all the Securities shall be immediately due and payable immediately in the manner and with the effect provided in the Indenture without any notice or other action on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

14.	Trustee Dealings with Issuer.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuer as if it were not the Trustee.

15.	No Recourse Against Others.

No stockholder, director, officer, employee or incorporator, as such, of the Issuer, any Guarantor or any successor Person thereof shall have any liability for any obligation under the Securities, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16.	Authentication.

This Security shall not be valid until the Trustee manually signs the certificate of authentication on this Security.

 5

17.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

19.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Security thereof.

 6

ASSIGNMENT FORM

I or we assign and transfer this Security to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint_________________________________________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Dated:	Signed:
(Signed exactly as name appears on the other side of this Security)

Signature Guarantee:
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

 7

EXHIBIT B-9

[FORM OF NOTE DUE 2058]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

COMCAST CORPORATION

4.950% Note Due 2058

No. [ ]	CUSIP No.: 20030N CN9

ISIN No.: US20030NCN93

$[             ]

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”, which term includes any successor corporation), for value received promises to pay to CEDE & CO. or registered assigns, the principal sum of $[                   ] ([                   ] Million Dollars) on October 15, 2058.

Interest Payment Dates: April 15 and October 15 (each, an “Interest Payment Date”), commencing on April 15, 2019.

Interest Record Dates: April 1 and October 1 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officer under its corporate seal.

COMCAST CORPORATION

By:
	Name:	William E. Dordelman
	Title:	Senior Vice President and Treasurer

Attest:

By:
	Name:	Arthur R. Block
	Title:	Executive Vice President, General Counsel and Secretary

 2

This is one of the series designated herein and referred to in the within-mentioned Indenture.

Dated: October 5, 2018

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

 3

(REVERSE OF SECURITY)

COMCAST CORPORATION

4.950% Note Due 2058

1.	Interest.

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 5, 2018. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing April 15, 2019. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Method of Payment.

The Issuer shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to such Interest Record Date and prior to such Interest Payment Date. Holders must surrender Securities to The Bank of New York Mellon (the “Trustee”) to collect principal payments. The Issuer shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”). However, the payments of interest, and any portion of the principal (other than interest payable at maturity or on any redemption or repayment date or the final payment of principal) shall be made by the Paying Agent, upon receipt from the Issuer of immediately available funds by 11:00 a.m., New York City time (or such other time as may be agreed to between the Issuer and the Paying Agent or the Issuer), directly to a Holder (by Federal funds wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of principal surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered.

3.	Paying Agent.

Initially, the Trustee will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

4.	Indenture.

The Issuer issued the Securities under an Indenture dated as of September 18, 2013, by and among the Issuer, the guarantors named therein and the Trustee, as amended by the First Supplemental Indenture dated as of November 17, 2015, by and among the Issuer, the guarantors named therein (the “Guarantors”) and the Trustee (as amended, the “Indenture”). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Security are inconsistent, the terms of the Indenture shall govern. This note is a “Security” and the notes are “Securities” under the Indenture.

5.	Guarantees.

Each Guarantor has irrevocably, fully and unconditionally guaranteed, jointly and severally, on an unsecured basis, the full and punctual payment (whether at maturity, upon redemption or otherwise) of the principal of and interest on, and all other amounts payable under, the Securities, and the full and punctual payment of all other amounts payable by the Issuer under the Indenture, subject to certain terms and conditions set forth in the Indenture.

6.	Denominations; Transfer; Exchange.

The Securities are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Securities or portions thereof for a period of fifteen (15) days before the giving of a notice of redemption, nor need the Issuer register the transfer or exchange any security selected for redemption in whole or in part.

7.	Persons Deemed Owners.

The registered Holder of a Security shall be treated as the owner of it for all purposes.

8.	Unclaimed Funds.

If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Issuer at its written request.

 2

After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

9.	Legal Defeasance and Covenant Defeasance.

The Issuer and the Guarantors may be discharged from their respective obligations under the Securities and under the Indenture with respect to the Securities except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Securities and in the Indenture with respect to the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

10.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Securities and the provisions of the Indenture relating to the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with certain provisions may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security.

11.	Restrictive Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Issuer and the Guarantors to incur liens securing indebtedness, or to enter into sale and leaseback transactions, and of the Issuer to merge or sell all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Issuer must annually report to the Trustee on compliance with such limitations.

12.	Redemption.

The Issuer will have the right at its option to redeem any of the Securities in whole or in part, at any time or from time to time prior to their maturity, on at least 15 days, but not more than 30 days, prior notice delivered electronically or mailed to the registered address of each Holder of the Securities, at the applicable Redemption Price. The Issuer will calculate the Redemption Price in connection with any redemption hereunder.

“Redemption Price” means (a) at any time prior to April 15, 2058 (six months prior to the maturity of the Securities) (the “Par Call Date”), the greater of (i) 100% of the principal amount of such Securities and (ii) the sum of the present values of the principal amount of such Securities and the scheduled payments of interest thereon (exclusive of

 3

interest accrued to the date of redemption) from the redemption date to the Par Call Date, in each case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points and (b) if the Securities are redeemed on or after the Par Call Date, 100% of the principal amount of such Securities; plus, in each case, accrued and unpaid interest thereon to the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed calculated as if the maturity date of such Securities were the applicable Par Call Date (the “Remaining Life”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Securities.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotation or (ii) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer” means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, or their affiliates which are primary United States government securities dealers and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary United States government securities dealer in the United States (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 pm New York time on the third business day preceding such redemption date.

On and after the redemption date, interest will cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Issuer will deposit with the Trustee money sufficient to pay the redemption price of

 4

and (unless the redemption date shall be an Interest Payment Date) accrued interest to the redemption date on the Securities to be redeemed on such date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate (provided that Securities represented by a Global Security will be selected for redemption by the Depositary in accordance with its standard procedures therefor).

13.	Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer or any of the Guarantors) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all of the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If a bankruptcy Event of Default with respect to the Issuer or any of the Guarantors occurs and is continuing, all the Securities shall be immediately due and payable immediately in the manner and with the effect provided in the Indenture without any notice or other action on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

14.	Trustee Dealings with Issuer.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuer as if it were not the Trustee.

15.	No Recourse Against Others.

No stockholder, director, officer, employee or incorporator, as such, of the Issuer, any Guarantor or any successor Person thereof shall have any liability for any obligation under the Securities, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16.	Authentication.

This Security shall not be valid until the Trustee manually signs the certificate of authentication on this Security.

 5

17.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

19.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Security thereof.

 6

ASSIGNMENT FORM

I or we assign and transfer this Security to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint_________________________________________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Dated:	Signed:
(Signed exactly as name appears on the other side of this Security)

Signature Guarantee:
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

 7